UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June

2021

Nuveen Closed-End Funds

JDD	Nuveen Diversified Dividend and Income Fund
JTA	Nuveen Tax-Advantaged Total Return Strategy Fund
JTD	Nuveen Tax-Advantaged Dividend Growth Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021, providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are rising again, as more virulent strains such as the delta variant have spread, both case counts and hospitalizations are rising, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 23, 2021

Important Semiannual Shareholder Report Notice

For Shareholders of

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Semiannual Shareholder Report for the period ending June 30, 2021

Beginning with this semiannual shareholder report, the Funds will only include portfolio manager commentaries in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s December 31, 2020 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Funds’ common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period.

The Funds’ continued to use interest rate swap contracts to partially hedge its future interest cost of leverage. The impact of the swap contracts on total return performance was positive during this reporting period.

As of June 30, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	JDD	JTA	JTD
Effective Leverage*	29.61%	30.41%	30.18%
Regulatory Leverage*	29.61%	30.41%	30.18%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time, borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

Current Reporting Period						Subseqent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2021	Draws	Paydowns	Outstanding Balance as of June 30, 2021	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 26, 2021
JDD	$77,900,000	$16,100,000	$—	$94,000,000	$85,702,762	$—	$—	$94,000,000
JTA	$60,550,000	$15,100,000	$—	$75,650,000	$65,921,271	$—	$—	$75,650,000
JTD	$97,400,000	$11,600,000	$—	$109,000,000	$100,629,834	$—	$—	$109,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of May 31, 2021, the date of the distribution data included within the Funds’ most recent distribution notice at the time this report was prepared. The Funds’ distribution levels may vary over time based on the Funds’ investment activities and portfolio investment value changes.

The Funds have adopted a managed distribution program. The goal of the Funds’ managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Funds seek to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Funds’ past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Funds’ distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Funds’ capital. When the Funds’ returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Funds’ returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Funds’ total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Funds’ performance, these estimates may differ from both the tax information reported to you in the Funds’ 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether the Funds’ returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31, 2021

		Per Share Distributions						Annualized Total Return on NAV
Fund	Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
JDD	9/2003	$0.1960	$0.0653	$0.0140	$0.0000	$2.3648	6.85%	37.31%	6.63%	14.54%	3.43%
JTA	1/2004	$0.1920	$0.0640	$0.0263	$0.0000	$3.8746	6.01%	52.03%	7.82%	20.23%	3.00%
JTD	6/2007	$0.2945	$0.0982	$0.0372	$0.2031	$6.4853	6.64%	33.28%	9.79%	12.26%	3.32%
[1]

Net investment income, which is expressed as a monthly amount using a six-month average. For approximately 25% of JDD, net income represents net REIT cash flow which may consist of income, capital gains, and/or a return of capital.

[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

Common Share Information (continued)

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Funds attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2021

		Current Quarter			Fiscal YTD
		Estimated Source of Distribution			Estimated Per Share Amounts
Fund	Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[4]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
JDD[3]	$0.1960	21.37%	0.00%	78.63%	$0.3920	$0.0838	$0.0000	$0.3082
JTA	$0.1920	41.11%	0.00%	58.89%	$0.3840	$0.1579	$0.0000	$0.2261
JTD	$0.2945	37.89%	34.49%	27.63%	$0.5890	$0.2231	$0.2031	$0.1627

[1]	Net investment income is a projection through the end of the current calendar quarter based on the most recent month-end data.
[2]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[3]

JDD owns REIT securities which attribute their distributions to various sources, including net investment income, gains & return of capital. The estimates above are based on prior year attribution percentages, which can be expected to differ, at least slightly, from the actual final attributions for the current year.

[4]	Includes the most recent quarterly distribution declaration.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2021, and since the inception of the Funds’ repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	JDD	JTA	JTD
Common shares cumulatively repurchased and retired	543,000	122,745	0
Common shares authorized for repurchase	1,965,000	1,385,000	1,445,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	JDD	JTA	JTD
Common share NAV	$11.36	$12.50	$17.41
Common share price	$10.40	$11.68	$16.07
Premium/(Discount) to NAV	(8.45)%	(6.56)%	(7.70)%
Average premium/(discount) to NAV	(11.71)%	(10.59)%	(10.61)%

THIS PAGE INTENTIONALLY LEFT BLANK

JDD	Nuveen Diversified Dividend and Income Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	15.71%	35.20%	6.52%	7.71%
JDD at Common Share Price	23.34%	46.64%	7.21%	8.51%
JDD Custom Blended Fund Performance Benchmark[1]	9.84%	23.37%	7.15%	7.35%
S&P 500® Index	15.25%	40.79%	17.65%	14.84%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1

JDD Custom Blended Fund Performance Benchmark consists of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Value Index (Net), 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, and 4) 25% of the return the Credit Suisse Leveraged Loan Index.

This data relates to the securities held in the Funds’ portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	38.0%
REIT Common Stocks	37.8%
Variable Rate Senior Loan Interests	31.2%
Emerging Market Debt and Foreign Corporate Bonds	29.5%
Convertible Preferred Securities	1.3%
Structured Notes	0.2%
Corporate Bonds	0.0%
Warrants	0.0%
Common Stock Rights	0.0%
Repurchase Agreements	4.8%
Investment Companies	3.6%
Other Assets Less Liabilities	(4.3)%
Net Assets Plus Borrowings	142.1%
Borrowings	(42.1)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.5%
AA	3.5%
A	3.5%
BBB	21.4%
BB or Lower	65.9%
N/R (not rated)	5.2%
Total	100%

Portfolio Composition

(% of total investments)

Real Estate Investment Trust Common Stock	25.8%
Emerging Market Debt and Foreign Corporate Bonds	20.1%
Media	3.6%
Banks	3.6%
Software	3.3%
Hotels, Restaurants & Leisure	2.8%
Pharmaceuticals	2.4%
Health Care Providers & Services	2.3%
Insurance	1.8%
Food & Staples Retailing	1.6%
Chemicals	1.6%
Semiconductors & Semiconductor Equipment	1.4%
Specialty Retail	1.4%
Oil, Gas & Consumable Fuels	1.3%
Communications Equipment	1.1%
Technology Hardware, Storage & Peripherals	1.1%
Structured Notes	0.2%
Repurchase Agreements	3.3%
Investment Companies	2.4%
Other[1]	18.9%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)

Specialized	6.4%
Residential	6.2%
Office	4.1%
Retail	3.2%
Industrial	3.0%

Country Allocation2

(% of total investments)

United States	63.5%
Germany	3.6%
United Kingdom	2.3%
Japan	2.1%
China	1.7%
South Korea	1.3%
Russia	1.2%
Mexico	1.1%
Canada	1.1%
Brazil	1.1%
Israel	0.9%
Qatar	0.9%
United Arab Emirates	0.9%
Netherlands	0.9%
Other[3]	17.4%
Total	100%

1	See Portfolio of Investment for details on “other” Portfolio Composition.
2	Includes 22.1% (as a percentage of total investments) in emerging market countries.
3	“Other” countries include fifty-three countries that individually constitute less than 0.9% as a percentage of total investments.

JTA	Nuveen Tax Advantaged Total Return Strategy Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTA at Common Share NAV	19.41%	48.02%	8.41%	8.13%
JTA at Common Share Price	28.28%	56.66%	9.57%	9.00%
JTA Custom Blended Fund Performance Benchmark[1]	11.44%	30.32%	8.85%	7.21%
S&P 500® Index	15.25%	40.79%	17.65%	14.84%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1

JTA Custom Blended Fund Performance Benchmark consists of: 1) 72% of the return of the MSCI World Value Index (Net), 2) 8% of the return of the ICE BofA Preferred DRD (dividends received deduction) Eligible Securities Index, and 3) 20% of the return of the Credit Suisse Leveraged Loan Index.

This data relates to the securities held in the Funds’ portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Variable Rate Senior Loan Interests	28.0%
$1,000 Par (or similar) Institutional Preferred	5.5%
$25 Par (or similar) Retail Preferred	4.2%
Convertible Preferred Securities	4.0%
Structured Notes	0.7%
Corporate Bonds	0.0%
Warrants	0.0%
Repurchase Agreements	2.3%
Investment Companies	5.7%
Other Assets Less Liabilities	(6.5)%
Net Assets Plus Borrowings	143.7%
Borrowings	(43.7)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.6%
BBB	24.4%
BB or Lower	63.4%
N/R (not rated)	11.6%
Total	100%

Portfolio Composition

(% of total investments)

Banks	12.7%
Software	5.2%
Media	5.1%
Insurance	5.1%
Pharmaceuticals	4.9%
Health Care Providers & Services	4.0%
Chemicals	3.7%
Semiconductors & Semiconductor Equipment	3.6%
Hotels, Restaurants & Leisure	3.6%
Specialty Retail	3.5%
Oil, Gas & Consumable Fuels	3.3%
Food & Staples Retailing	2.7%
Air Freight & Logistics	2.5%
Technology Hardware, Storage & Peripherals	2.0%
Household Durables	2.0%
Entertainment	2.0%
Capital Markets	1.9%
Health Care Equipment & Supplies	1.7%
Wireless Telecommunication Services	1.7%
Aerospace & Defense	1.7%
Communications Equipment	1.7%
Other[1]	19.6%
Structured Notes	0.4%
Repurchase Agreements	1.6%
Investment Companies	3.8%
Total	100%

Top Five Issuers

(% of total investments)

Deutsche Post AG	2.5%
Citigroup Inc	2.2%
JPMorgan Chase & Co	2.1%
Microsoft Corp	1.9%
Anthem Inc	1.8%

Country Allocation2

(% of total investments)

United States	63.3%
Germany	8.6%
Japan	5.5%
United Kingdom	5.3%
South Korea	3.3%
China	2.3%
Canada	1.7%
Netherlands	1.5%
Belgium	1.4%
France	1.3%
Other	5.8%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.
2	Includes 6.1% (as a percentage of total investments) in emerging markets countries.

JTD	Nuveen Tax-Advantaged Dividend Growth Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTD at Common Share NAV	12.10%	32.78%	9.81%	9.70%
JTD at Common Share Price	17.33%	36.49%	11.04%	10.49%
JTD Custom Blended Fund Performance Benchmark[1]	8.82%	27.37%	9.84%	8.09%
S&P 500® Index	15.25%	40.79%	17.65%	14.84%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1

JTD Custom Blended Fund Performance Benchmark consists of: 1) 16% of the return of the S&P 500® Index, 2) 34% MSCI EAFE Index (Net), 3) 25% of the return the Cboe S&P 500 BuyWrite Index (BXM), 4) 12.5% of the return of the ICE BofA Preferred DRD (dividends received deduction) Eligible Securities Index, and 5) 12.5% of the return of the ICE BofA Fixed Rate Preferred Index.

This data relates to the securities held in the Funds’ portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	107.3%
$1,000 Par (or similar) Institutional Preferred	18.7%
$25 Par (or similar) Retail Preferred	10.1%
Corporate Bonds	3.8%
Convertible Preferred Securities	2.4%
Repurchase Agreements	3.7%
Other Assets Less Liabilities	(2.8)%
Net Assets Plus Borrowings	143.2%
Borrowings	(43.2)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	1.7%
BBB	52.6%
BB or Lower	37.8%
N/R (not rated)	7.9%
Total	100%

Portfolio Composition

(% of total investments)

Banks	12.0%
Pharmaceuticals	7.0%
Insurance	5.5%
Capital Markets	4.5%
Chemicals	4.1%
Oil, Gas & Consumable Fuels	4.0%
Software	3.4%
Electric Utilities	3.2%
Food Products	2.9%
IT Services	2.7%
Semiconductors & Semiconductor Equipment	2.7%
Communications Equipment	2.5%
Consumer Finance	2.4%
Textiles, Apparel & Luxury Goods	2.3%
Wireless Telecommunication Services	2.2%
Health Care Providers & Services	2.2%
Specialty Retail	2.1%
Media	2.0%
Diversified Telecommunication Services	2.0%
Technology Hardware, Storage & Peripherals	1.9%
Containers & Packaging	1.9%
Hotels, Restaurants & Leisure	1.8%
Aerospace & Defense	1.8%
Household Products	1.7%
Other[1]	18.7%
Repurchase Agreements	2.5%
Total	100%

Top Five Issuers

(% of total investments)

JPMorgan Chase & Co	2.2%
Microsoft Corp	2.1%
Apple Inc	1.9%
Koninklijke DSM NV , ADR	1.8%
Macquarie Group Ltd , ADR	1.6%

Country Allocation2

(% of total investments)

United States	65.4%
United Kingdom	7.7%
Japan	5.7%
Canada	4.2%
France	3.6%
Germany	2.3%
Hong Kong	1.9%
Netherlands	1.8%
Australia	1.6%
Denmark	1.6%
Other	4.2%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.
2	Includes 1.00% (as percentage of total investments) in emerging market countries.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 6, 2021 for JDD, JTA and JTD. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	JDD	JTA	JTD
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	11,612,144	7,391,481	8,467,949
Withhold	4,341,862	4,439,487	3,558,089
Total	15,954,006	11,830,968	12,026,038
Albin F. Moschner
For	11,650,863	7,395,738	8,472,054
Withhold	4,303,143	4,435,230	3,553,984
Total	15,954,006	11,830,968	12,026,038
Matthew Thornton III
For	14,107,017	11,527,516	11,647,003
Withhold	1,846,989	303,452	379,035
Total	15,954,006	11,830,968	12,026,038

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 138.0% (94.3% of Total Investments)

	COMMON STOCKS – 38.0% (26.0% of Total Investments)

	Aerospace & Defense – 0.9%

10,518	General Dynamics Corp, (2)	$1,980,119

	Air Freight & Logistics – 1.4%

46,535	Deutsche Post AG, (3)	3,169,251

	Automobiles – 0.7%

26,430	General Motors Co, (4)	1,563,863

	Banks – 5.3%

176,921	Bank Leumi Le-Israel BM, (3), (4)	1,344,374
34,793	Citigroup Inc	2,461,605
126,650	ING Groep NV, Sponsored ADR	1,676,846
14,833	JPMorgan Chase & Co	2,307,125
81,094	Nordea Bank Abp, (3), (4)	904,036
176,993	Oversea-Chinese Banking Corp Ltd, (3)	1,577,315
34,677	Wells Fargo & Co	1,570,521
	Total Banks	11,841,822

	Capital Markets – 0.6%

77,066	Deutsche Boerse AG, Unsponsored ADR	1,343,260

	Chemicals – 1.9%

7,756	Air Liquide SA, (3)	1,360,014
17,360	DuPont de Nemours Inc	1,343,838
25,120	Nutrien Ltd	1,522,074
	Total Chemicals	4,225,926

	Communications Equipment – 0.8%

34,234	Cisco Systems Inc	1,814,402

	Electric Utilities – 0.4%

14,945	Evergy Inc	903,126

	Electrical Equipment – 0.6%

8,958	Eaton Corp PLC	1,327,396

	Energy Equipment & Services – 0.0%

3,685	Transocean Ltd, (4)	16,656

	Entertainment – 1.0%

2,099	Metro-Goldwyn-Mayer Inc, (3), (4)	277,855
3,623	Nintendo Co Ltd, (3)	2,096,532
	Total Entertainment	2,374,387

	Food & Staples Retailing – 1.5%

44,300	Seven & i Holdings Co Ltd, (3)	2,122,006
9,145	Walmart Inc	1,289,628
	Total Food & Staples Retailing	3,411,634

	Food Products – 0.6%

707,500	Tingyi Cayman Islands Holding Corp, (3)	1,412,473

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 0.9%

15,812	Medtronic PLC	$1,962,744

	Health Care Providers & Services – 1.8%

6,126	Anthem Inc	2,338,907
20,087	Fresenius Medical Care AG & Co KGaA, (3)	1,669,153
6,140	Millennium Health LLC, (4), (5)	6,386
5,767	Millennium Health LLC, (4), (5)	5,421
	Total Health Care Providers & Services	4,019,867

	Hotels, Restaurants & Leisure – 0.8%

55,426	24 Hour Fitness Worldwide Inc, (3)	145,493
116,526	24 Hour Fitness Worldwide Inc, (3), (4)	233,052
10,009	Darden Restaurants Inc	1,461,214
	Total Hotels, Restaurants & Leisure	1,839,759

	Household Durables – 1.1%

24,025	PulteGroup Inc	1,311,044
509,002	Taylor Wimpey PLC, (3)	1,120,180
	Total Household Durables	2,431,224

	Industrial Conglomerates – 0.9%

12,431	Siemens AG, (3)	1,973,778

	Insurance – 2.1%

30,881	Ageas SA/NV, (3)	1,716,094
5,861	Allianz SE, (3)	1,462,652
5,914	Everest Re Group Ltd	1,490,387
	Total Insurance	4,669,133

	Media – 1.5%

16,132	Clear Channel Outdoor Holdings Inc, (4)	42,588
35,366	Comcast Corp, Class A, (2)	2,016,569
1	Cumulus Media Inc, (4)	15
82,400	Hakuhodo DY Holdings Inc, (3)	1,283,346
655,185	Hibu plc, (3), (4)	3,276
3,185	Tribune Co, (4), (5)	3
	Total Media	3,345,797

	Metals & Mining – 0.6%

44,051	BHP Group PLC, (3)	1,303,511

	Multiline Retail – 0.0%

1	Belk Inc, (3), (4)	25

	Multi-Utilities – 0.6%

102,918	National Grid PLC, (3)	1,309,083

	Oil, Gas & Consumable Fuels – 1.7%

13,240	Chevron Corp	1,386,757
96,575	Enterprise Products Partners LP, (2)	2,330,355
	Total Oil, Gas & Consumable Fuels	3,717,112

	Pharmaceuticals – 2.3%

25,786	AstraZeneca PLC, Sponsored ADR	1,544,581

20,396	Bristol-Myers Squibb Co, (2)	1,362,861
56,268	GlaxoSmithKline PLC, Sponsored ADR	2,240,592
	Total Pharmaceuticals	5,148,034

	Semiconductors & Semiconductor Equipment – 1.1%

447	Broadcom Inc	213,147

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

26,929	Infineon Technologies AG, (3)	$1,083,172
19,511	Intel Corp	1,095,348
	Total Semiconductors & Semiconductor Equipment	2,391,667

	Software – 2.0%

8,801	Microsoft Corp, (2)	2,384,191
25,846	Oracle Corp, (2)	2,011,853
	Total Software	4,396,044

	Specialty Retail – 1.8%

38,467	Industria de Diseno Textil SA, (3)	1,358,147
6,164	Lowe’s Cos Inc	1,195,631
946,000	Topsports International Holdings Ltd, 144A, (3)	1,546,894
	Total Specialty Retail	4,100,672

	Technology Hardware, Storage & Peripherals – 1.0%

33,472	Samsung Electronics Co Ltd, (3)	2,190,744

	Tobacco – 0.5%

11,790	Philip Morris International Inc	1,168,507

	Trading Companies & Distributors – 0.7%

66,200	Mitsui & Co Ltd, (3)	1,491,202

	Wireless Telecommunication Services – 0.9%

7,195	SK Telecom Co Ltd, (3)	2,044,692
	Total Common Stocks (cost $61,223,599)	84,887,910

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 37.8% (25.8% of Total Investments)

	Health Care – 2.8%

99,305	Healthpeak Properties Inc	$3,305,863
35,800	Welltower Inc	2,974,980
	Total Health Care	6,280,843

	Hotels – 1.6%

177,210	Sunstone Hotel Investors Inc, (4)	2,200,948
71,745	Xenia Hotels & Resorts Inc, (4)	1,343,784
	Total Hotels	3,544,732

	Industrial – 4.3%

54,865	Duke Realty Corp	2,597,858
39,860	First Industrial Realty Trust Inc	2,081,888
41,998	Prologis Inc	5,020,021
	Total Industrial	9,699,767

	Office – 6.0%

22,145	Alexandria Real Estate Equities Inc	4,029,061
19,885	Boston Properties Inc	2,278,622
50,030	Douglas Emmett Inc	1,682,009
33,010	Highwoods Properties Inc	1,491,062
50,610	Hudson Pacific Properties Inc	1,407,970
22,655	Kilroy Realty Corp	1,577,694
10,360	SL Green Realty Corp	828,800
	Total Office	13,295,218

	Residential – 9.1%

75,130	American Homes 4 Rent	2,918,800

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)						Value

	Residential (continued)

61,771	Apartment Income REIT Corp						$2,929,798
18,285	AvalonBay Communities Inc						3,815,897
19,365	Camden Property Trust						2,569,155
21,405	Equity LifeStyle Properties Inc						1,590,606
42,710	Equity Residential						3,288,670
83,805	Invitation Homes Inc						3,125,088
	Total Residential						20,238,014

	Retail – 4.7%

13,995	Federal Realty Investment Trust						1,639,794
107,385	Kimco Realty Corp						2,238,977
65,080	Macerich Co						1,187,710
31,215	Regency Centers Corp						1,999,945
21,420	Simon Property Group Inc						2,794,882
48,290	SITE Centers Corp						727,248
	Total Retail						10,588,556

	Specialized – 9.3%

7,295	CoreSite Realty Corp						981,907
64,540	CubeSmart						2,989,493
17,735	Digital Realty Trust Inc						2,668,408
8,170	Equinix Inc						6,557,242
24,127	Life Storage Inc						2,590,033
16,795	Public Storage						5,050,089
	Total Specialized						20,837,172
	Total Real Estate Investment Trust Common Stocks (cost $58,846,905)						84,484,302

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS–31.2% (21.3% of Total Investments) (6)

	Aerospace & Defense – 0.4%

$78	Dynasty Acquisition Co., Inc., Term Loan B1	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	$75,654
42	Dynasty Acquisition Co., Inc., Term Loan B2	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	40,674
250	Maxar Technologies Ltd., Term Loan B	2.854%	1-Month LIBOR	2.750%	10/05/24	B	248,047
475	TransDigm, Inc., Term Loan F	2.354%	1-Month LIBOR	2.250%	12/09/25	Ba3	468,968
845	Total Aerospace & Defense						833,343

	Airlines – 0.4%

162	AAdvantage Loyalty IP Ltd., Term Loan	5.500%	3-Month LIBOR	4.750%	4/20/28	Ba2	169,499
71	American Airlines, Inc., Incremental Term Loan	2.073%	1-Month LIBOR	2.000%	12/14/23	Ba3	69,731
379	American Airlines, Inc., Repriced Term Loan B	2.096%	1-Month LIBOR	2.000%	4/28/23	Ba3	369,986
36	Kestrel Bidco Inc., Term Loan B	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	35,654
250	United Airlines, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	4/21/28	Ba1	253,629
898	Total Airlines						898,499

	Auto Components – 0.5%

250	Adient US LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	250,430
272	Clarios Global LP, Term Loan B	3.354%	1-Month LIBOR	3.250%	4/30/26	B1	270,638
499	Les Schwab Tire Centers, Term Loan B	4.250%	6-Month LIBOR	3.500%	11/02/27	B	499,685
1,021	Total Auto Components						1,020,753

	Beverages – 0.1%

209	Triton Water Holdings, Inc, Term Loan	4.500%	3-Month LIBOR	3.500%	3/31/28	B1	208,754

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Biotechnology – 0.3%

$616	Grifols Worldwide Operations USA, Inc., Term Loan B	2.088%	1-Week LIBOR	2.000%	11/15/27	BB+	$610,124

	Building Products – 0.3%

157	Advanced Drainage Systems Inc, Term Loan B	2.375%	1-Month LIBOR	2.250%	9/24/26	Baa3	157,848
239	Cornerstone Building Brands, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	4/12/28	B+	239,729
335	Quikrete Holdings, Inc., Term Loan, First Lien	2.604%	1-Month LIBOR	2.500%	1/31/27	BB–	332,048
731	Total Building Products						729,625

	Capital Markets – 0.2%

429	Lions Gate Capital Holdings LLC, Term Loan A	1.854%	1-Month LIBOR	1.750%	3/22/23	Ba2	425,783
82	RPI Intermediate Finance Trust, Term Loan B1	1.854%	1-Month LIBOR	1.750%	2/11/27	BBB–	81,605
511	Total Capital Markets						507,388

	Chemicals – 0.5%

66	Atotech B.V., Term Loan B	3.000%	3-Month LIBOR	2.500%	3/18/28	B+	65,441
553	Axalta Coating Systems US Holdings Inc., Term Loan B3	1.897%	3-Month LIBOR	1.750%	6/01/24	BBB–	549,862
254	H.B. Fuller Company, Term Loan B	2.093%	1-Month LIBOR	2.000%	10/21/24	BB+	255,516
100	INEOS Styrolution US Holding LLC, Term Loan B	3.250%	1-Month LIBOR	2.750%	1/29/26	BB+	99,875
76	Lonza Specialty Ingredients, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	76,190
34	PQ Performance Chemicals, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	34,085
1,083	Total Chemicals						1,080,969

	Commercial Services & Supplies – 1.6%

474	Belron Finance US LLC, Term Loan B	3.250%	3-Month LIBOR	2.750%	4/30/28	BB+	473,977
74	Brand Energy & Infrastructure Services, Inc., Term Loan	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	72,899
1,087	Delta 2 (LUX) S.a.r.l., Term Loan	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	1,083,890
352	GFL Environmental Inc., Term Loan	3.500%	1-Month LIBOR	3.000%	5/30/25	BB–	352,470
70	Prime Security Services Borrower, LLC, Term Loan	3.500%	1-Month LIBOR	2.750%	9/23/26	BB–	70,089
45	Prime Security Services Borrower, LLC, Term Loan	3.500%	3-Month LIBOR	2.750%	9/23/26	BB–	44,992
90	Prime Security Services Borrower, LLC, Term Loan	3.500%	6-Month LIBOR	2.750%	9/23/26	BB–	89,985
45	Prime Security Services Borrower, LLC, Term Loan	3.500%	12-Month LIBOR	2.750%	9/23/26	BB–	44,993
64	Sabert Corporation, Term Loan B	5.500%	1-Month LIBOR	4.500%	12/10/26	B	64,035
500	Spin Holdco Inc., Term Loan	4.750%	3-Month LIBOR	4.000%	3/04/28	B–	501,408
193	Trans Union, LLC, Term Loan B5	1.854%	1-Month LIBOR	1.750%	11/13/26	BBB–	191,616
43	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 2.500%, PIK 6.500%)	2.500%	3-Month LIBOR	2.500%	2/28/25	B–	45,901
81	West Corporation, Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	78,686
486	WEX Inc., Term Loan	2.354%	1-Month LIBOR	2.250%	4/01/28	Ba2	483,492
3,604	Total Commercial Services & Supplies						3,598,433

	Communications Equipment – 0.9%

390	CommScope, Inc., Term Loan B	3.346%	1-Month LIBOR	3.250%	4/04/26	Ba3	389,227
498	Eagle Broadband Investments LLC, Term Loan	4.000%	3-Month LIBOR	3.000%	11/12/27	B+	497,965
25	MetroNet Systems Holdings, LLC, Delayed Draw Term Loan (9)	4.500%	3-Month LIBOR	4.000%	6/02/28	B2	25,066

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Communications Equipment (continued)

$225	MetroNet Systems Holdings, LLC, Term Loan, First Lien	4.500%	3-Month LIBOR	4.000%	6/02/28	B2	$225,590
391	Plantronics Inc, Term Loan B	2.593%	1-Month LIBOR	2.500%	7/02/25	Ba2	383,914
63	Riverbed Technology, Inc., Term Loan B	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	60,030
325	Univision Communications Inc., Term Loan C5	2.854%	1-Month LIBOR	2.750%	3/15/24	B	325,362
1,917	Total Communications Equipment						1,907,154

	Construction & Engineering – 0.5%

500	AECOM Technology Corporation, Term Loan B	1.854%	1-Month LIBOR	1.750%	4/13/28	BBB–	500,470
500	Brown Group Holding, LLC, Term Loan B	3.250%	3-Month LIBOR	2.750%	6/07/28	B+	498,000
200	Frontdoor Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	200,625
1,200	Total Construction & Engineering						1,199,095

	Containers & Packaging – 0.2%

552	Reynolds Consumer Products LLC, Term Loan	1.854%	1-Month LIBOR	1.750%	2/04/27	BBB–	548,489

	Distributors – 0.5%

485	HD Supply Waterworks, Ltd. (Core & Main) Refinanced Term Loan	3.750%	1-Month LIBOR	2.750%	6/10/28	N/R	482,804
320	HD Supply Waterworks, Ltd. (Core & Main) Refinanced Term Loan	3.750%	3-Month LIBOR	2.750%	6/10/28	N/R	318,554
397	Univar Solutions USA Inc. Term B-6 Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	396,521
1,202	Total Distributors						1,197,879

	Diversified Financial Services – 0.5%

26	Avaya, Inc., DIP Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	25,785
214	Ditech Holding Corporation, Term Loan, (10)	0.000%	N/A	N/A	6/30/22	N/R	43,551
500	FleetCor Technologies Operating Co LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	499,950
166	Lions Gate Capital Holdings LLC, Term Loan B	2.354%	1-Month LIBOR	2.250%	3/24/25	Ba2	165,089
376	Verscend Holding Corp., Term Loan B	4.104%	1-Month LIBOR	4.000%	8/27/25	BB–	377,683
1,282	Total Diversified Financial Services						1,112,058

	Diversified Telecommunication Services – 1.0%

60	Altice France S.A., Term Loan B12	3.871%	3-Month LIBOR	3.688%	1/31/26	B	59,770
488	Altice France S.A., Term Loan B13	4.155%	3-Month LIBOR	4.000%	8/14/26	B	487,473
933	CenturyLink, Inc., Term Loan B	2.354%	1-Month LIBOR	2.250%	3/15/27	BBB–	921,479
253	Frontier Communications Corp., DIP Exit Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	253,128
45	Frontier Communications Corp., DIP Exit Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	45,563
78	Intelsat Jackson Holdings S.A., Term Loan B4, (10)	8.750%	Prime	5.500%	1/02/24	N/R	79,951
125	Intelsat Jackson Holdings S.A., Term Loan B5, (10)	8.625%	N/A	N/A	1/02/24	N/R	127,839
356	Zayo Group Holdings, Inc., Term Loan	3.104%	1-Month LIBOR	3.000%	3/09/27	B1	353,004
2,338	Total Diversified Telecommunication Services						2,328,207

	Electrical Equipment – 0.3%

387	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/12/27	Baa2	382,446
280	Ingram Micro Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	280,831
667	Total Electrical Equipment						663,277

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Entertainment – 0.2%

$36	AMC Entertainment Holdings, Inc. , Term Loan B, (DD1)	3.086%	1-Month LIBOR	3.000%	4/22/26	B–	$33,501
45	Crown Finance US, Inc., Incremental Term Loan	3.750%	6-Month LIBOR	2.750%	9/20/26	CCC	39,765
499	Crown Finance US, Inc., Term Loan	3.500%	6-Month LIBOR	2.500%	2/28/25	CCC	440,723
24	Metro-Goldwyn-Mayer Inc., Term Loan, First Lien	2.610%	1-Month LIBOR	2.500%	7/03/25	BB–	24,479
604	Total Entertainment						538,468

	Food & Staples Retailing – 0.9%

496	Chobani, LLC, Term Loan B	4.500%	1-Month LIBOR	3.500%	10/23/27	B–	498,267
1,470	US Foods, Inc., Term Loan B	1.854%	1-Month LIBOR	1.750%	6/27/23	BB–	1,457,353
1,966	Total Food & Staples Retailing						1,955,620

	Food Products – 0.4%

449	B&G Foods, Inc., Term Loan B4	2.604%	1-Month LIBOR	2.500%	10/10/26	BB	449,798
446	Froneri International Ltd., Term Loan	2.354%	1-Month LIBOR	2.250%	1/31/27	B+	439,459
895	Total Food Products						889,257

	Health Care Equipment & Supplies – 0.1%

229	Maravai Intermediate Holdings, LLC, Term Loan B	4.750%	1-Month LIBOR	3.750%	10/19/27	B	229,756

	Health Care Providers & Services – 1.6%

199	ADMI Corp., Term Loan B2	3.250%	1-Month LIBOR	2.750%	12/23/27	B	197,547
229	Gates Global LLC, Term Loan B3	3.500%	1-Month LIBOR	2.750%	3/31/27	B+	228,401
499	Global Medical Response, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	501,555
330	Onex TSG Intermediate Corp., Term Loan B	5.500%	3-Month LIBOR	4.750%	2/26/28	B	332,836
226	Phoenix Guarantor Inc, Term Loan B	3.341%	1-Month LIBOR	3.250%	3/05/26	B1	224,616
249	Phoenix Guarantor Inc, Term Loan B3	3.573%	1-Month LIBOR	3.500%	3/05/26	B1	248,214
216	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	3.854%	1-Month LIBOR	3.750%	11/16/25	B1	215,417
1,366	Select Medical Corporation, Term Loan B	2.360%	1-Month LIBOR	2.250%	3/06/25	Ba2	1,356,156
317	Surgery Center Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	8/31/26	B1	318,574
3,631	Total Health Care Providers & Services						3,623,316

	Health Care Technology – 0.5%

914	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	914,224
247	Zelis Healthcare Corporation, Term Loan	3.592%	1-Month LIBOR	3.500%	9/30/26	B	246,496
1,161	Total Health Care Technology						1,160,720

	Hotels, Restaurants & Leisure – 3.3%

1,573	1011778 B.C. Unlimited Liability Company, Term Loan B4	1.854%	1-Month LIBOR	1.750%	11/19/26	BB+	1,554,375
235	24 Hour Fitness Worldwide, Inc., Exit Term Loan, (cash 1.000%, PIK 5.000%)	6.000%	3-Month LIBOR	5.000%	12/29/25	B3	208,186
376	Aramark Services, Inc., Term Loan B3	1.854%	1-Month LIBOR	1.750%	3/11/25	BB+	373,155
992	Caesars Resort Collection, LLC, Term Loan B, First Lien	2.854%	1-Month LIBOR	2.750%	12/22/24	B+	985,236
129	Churchill Downs Incorporated, Incremental Term Loan B1	2.110%	1-Month LIBOR	2.000%	3/17/28	BBB–	128,150
74	Crown Finance US, Inc., Term Loan B1, (cash 7.000%, PIK 8.250%), (DD1)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	93,196
748	Golden Nugget, Inc., Incremental Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	743,275
250	Hilton Grand Vacations Borrower LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	250,430
703	Hilton Worldwide Finance, LLC, Term Loan B2	1.842%	1-Month LIBOR	1.750%	6/21/26	BBB–	697,691

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Hotels, Restaurants & Leisure (continued)

$350	IRB Holding Corp, Term Loan	4.250%	3-Month LIBOR	3.250%	12/15/27	B	$350,411
479	KFC Holding Co., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	480,006
436	Marriott Ownership Resorts, Inc., Term Loan B	1.854%	1-Month LIBOR	1.750%	8/31/25	Ba1	430,884
214	PCI Gaming Authority, Term Loan	2.604%	1-Month LIBOR	2.500%	5/31/26	BBB–	213,190
755	SeaWorld Parks & Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	751,103
7,314	Total Hotels, Restaurants & Leisure						7,259,288

	Household Durables – 0.3%

17	Serta Simmons Bedding, LLC, Term Loan, (10)	8.500%	1-Month LIBOR	7.500%	8/10/23	B	17,614
155	Serta Simmons Bedding, LLC, Term Loan, (10)	8.500%	1-Month LIBOR	7.500%	8/10/23	B–	148,143
497	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	499,055
669	Total Household Durables						664,812

	Household Products – 0.2%

496	Reynolds Group Holdings Inc. , Term Loan	2.854%	1-Month LIBOR	2.750%	2/05/23	B+	495,026

	Insurance – 0.5%

247	Acrisure, LLC, Term Loan B	3.604%	3-Month LIBOR	3.500%	2/15/27	B	244,587
233	Asurion LLC, Term Loan B6	3.104%	1-Month LIBOR	3.000%	11/03/23	Ba3	232,068
362	Asurion LLC, Term Loan B8	3.354%	1-Month LIBOR	3.250%	12/23/26	Ba3	358,444
197	Broadstreet Partners, Inc., Term Loan B	3.354%	1-Month LIBOR	3.250%	1/27/27	B1	196,093
149	Ryan Specialty Group, LLC, Term Loan	3.750%	1-Month LIBOR	3.000%	9/01/27	B1	149,154
1,188	Total Insurance						1,180,346

	Interactive Media & Services – 0.8%

500	Adevinta, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	501,018
522	Arches Buyer Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	12/06/27	B1	521,759
85	Mission Broadcasting, Inc., Term Loan B	2.604%	1-Month LIBOR	2.500%	6/03/28	BBB–	84,628
580	Rackspace Technology Global, Inc., Term Loan, (DD1)	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	577,276
1,687	Total Interactive Media & Services						1,684,681

	Internet & Direct Marketing Retail – 0.1%

250	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	250,410

	Internet Software & Services – 0.5%

155	Banff Merger Sub Inc, Term Loan	3.854%	1-Month LIBOR	3.750%	10/02/25	B2	153,750
627	Greeneden U.S. Holdings II, LLC, Term Loan B4	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	629,633
290	Uber Technologies, Inc., Term Loan, First Lien B	3.604%	1-Month LIBOR	3.500%	4/04/25	B+	290,538
1,072	Total Internet Software & Services						1,073,921

	IT Services – 0.5%

226	Intrado Corporation, Term Loan	5.000%	2-Month LIBOR	4.000%	10/10/24	BB–	221,674
41	Intrado Corporation, Term Loan	5.000%	1-Month LIBOR	4.000%	10/10/24	BB–	39,795
124	Intrado Corporation, Term Loan	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	121,800
250	McAfee, LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	250,219
423	Tempo Acquisition LLC, ExtendedTerm Loan	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	423,737
1,064	Total IT Services						1,057,225

	Leisure Products – 0.3%

405	Hayward Industries, Inc., Term Loan	3.250%	1-Month LIBOR	2.750%	5/28/28	BB–	404,833
250	SRAM, LLC , Term Loan B	3.250%	3-Month LIBOR	2.750%	5/18/28	BB–	249,375
655	Total Leisure Products						654,208

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Life Sciences Tools & Services – 0.6%

$803	Parexel International Corporation, Term Loan B	2.845%	1-Month LIBOR	2.750%	9/27/24	B2	$800,037
409	PPD, Inc., Initial Term Loan	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	408,863
121	Syneos Health, Inc., Term Loan B	1.843%	1-Month LIBOR	1.750%	8/01/24	BB	120,855
1,333	Total Life Sciences Tools & Services						1,329,755

	Machinery – 0.5%

394	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	394,699
497	Vertical Midco GmbH, Term Loan B	4.478%	6-Month LIBOR	4.250%	7/31/27	B1	498,851
248	Vertiv Group Corporation, Term Loan B	2.836%	1-Month LIBOR	2.750%	3/02/27	B+	246,377
1,139	Total Machinery						1,139,927

	Marine – 0.0%

110	HGIM Corp., Exit Term Loan	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa3	82,323

	Media – 3.8%

250	Cable One, Inc., Term Loan B4	2.104%	1-Month LIBOR	2.000%	5/03/28	BB+	249,531
924	Charter Communications Operating, LLC, Term Loan B2	1.860%	1-Month LIBOR	1.750%	2/01/27	BBB–	918,310
732	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.686%	3-Month LIBOR	3.500%	8/21/26	B1	715,837
928	CSC Holdings, LLC, Incremental Term Loan	2.323%	1-Month LIBOR	2.250%	1/15/26	BB	917,077
98	CSC Holdings, LLC, Term Loan B1	2.323%	1-Month LIBOR	2.250%	7/17/25	BB	97,093
495	CSC Holdings, LLC, Term Loan B5	2.573%	1-Month LIBOR	2.500%	4/15/27	BB	491,226
45	Cumulus Media New Holdings Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	45,455
72	Diamond Sports Group, LLC, Term Loan	3.360%	1-Month LIBOR	3.250%	8/24/26	B2	43,809
488	E.W. Scripps Company (The), Term Loan B2	3.313%	1-Month LIBOR	2.562%	5/01/26	BB	486,667
277	Gray Television, Inc., Term Loan B	2.342%	1-Month LIBOR	2.250%	2/07/24	BB+	275,538
460	iHeartCommunications, Inc., Term Loan, (DD1)	3.104%	1-Month LIBOR	3.000%	5/01/26	B+	456,976
266	Intelsat Jackson Holdings S.A., DIP Term Loan, (10)	5.912%	3-Month LIBOR	5.500%	7/13/21	N/R	268,672
601	Intelsat Jackson Holdings S.A., Term Loan B3, (10)	8.000%	Prime	4.750%	11/27/23	N/R	611,991
79	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	81,044
386	Meredith Corporation, Term Loan B2	2.604%	1-Month LIBOR	2.500%	1/31/25	BB–	384,741
304	Nexstar Broadcasting, Inc., Term Loan B3	2.345%	1-Month LIBOR	2.250%	1/17/24	BBB–	302,868
463	Outfront Media Capital LLC, Term Loan B	1.841%	1-Month LIBOR	1.750%	11/18/26	Ba1	455,890
266	Sinclair Television Group Inc., Term Loan B1	2.350%	1-Month LIBOR	2.250%	1/03/24	Ba2	263,620
317	Springer Nature Deutschland GmbH, Term Loan B18, (DD1)	3.750%	1-Month LIBOR	3.000%	8/14/26	B+	317,796
250	Virgin Media Bristol LLC, Term Loan N	2.573%	1-Month LIBOR	2.500%	1/31/28	BB+	248,039
194	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	193,793
731	Ziggo Financing Partnership, Term Loan I, (DD1)	2.573%	1-Month LIBOR	2.500%	4/30/28	BB	724,037
8,626	Total Media						8,550,010

	Multiline Retail – 0.1%

2	Belk, Inc., Term Loan	8.500%	3-Month LIBOR	7.500%	7/31/25	B–	1,702
7	Belk, Inc., Term Loan, (cash 5.135%, PIK 8.000%)	13.135%	3-Month LIBOR	13.000%	7/31/25	CCC–	5,789
202	EG America LLC, Term Loan	4.146%	3-Month LIBOR	4.000%	2/05/25	B–	200,901
211	Total Multiline Retail						208,392

	Office Electronics – 0.0%

51	Pitney Bowes Inc., Term Loan B	4.110%	1-Month LIBOR	4.000%	3/19/28	BBB–	51,437

	Oil, Gas & Consumable Fuels – 0.3%

100	DT Midstream Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	100,294

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Oil, Gas & Consumable Fuels (continued)

$107	Fieldwood Energy LLC, DIP Delayed Draw Term Loan, (9) (10)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	$111,530
772	Fieldwood Energy LLC, Exit Term Loan, First Lien, (10)	0.000%	N/A	N/A	4/11/22	N/R	416,619
267	Fieldwood Energy LLC, Term Loan, Second Lien, (10)	0.000%	N/A	N/A	4/11/23	N/R	26,713
1,246	Total Oil, Gas & Consumable Fuels						655,156

	Paper & Forest Products – 0.1%

198	Asplundh Tree Expert, LLC, Term Loan B	1.854%	1-Month LIBOR	1.750%	9/04/27	BBB–	198,072

	Personal Products – 0.5%

250	Conair Holdings, LLC, Term Loan B	4.250%	3-Month LIBOR	3.750%	5/17/28	B1	250,844
90	Journey Personal Care Corp., Term Loan B	5.000%	3-Month LIBOR	4.250%	3/01/28	B	90,338
72	Kronos Acquisition Holdings Inc., Term Loan B	4.250%	3-Month LIBOR	3.750%	12/22/26	B2	71,185
2	Revlon Consumer Products Corporation, Term Loan B, (DD1), (5)	4.250%	1-Month LIBOR	3.500%	9/07/23	CC	1,537
748	Revlon Consumer Products Corporation, Term Loan B, (DD1), (5)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	585,613
1,162	Total Personal Products						999,517

	Pharmaceuticals – 1.3%

1,034	Bausch Health Companies Inc., Term Loan B	3.104%	1-Month LIBOR	3.000%	6/02/25	BB	1,030,924
117	Bausch Health Companies Inc., Term Loan B	2.854%	1-Month LIBOR	2.750%	11/27/25	BB	116,125
240	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	232,157
649	Gainwell Acquisition Corp., Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	BB–	652,245
250	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	4/22/28	BB+	251,074
41	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	D	39,854
500	Organon & Co, Term Loan, (DD1)	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	501,148
2,831	Total Pharmaceuticals						2,823,527

	Professional Services – 0.6%

299	ASGN Incorporated, Term Loan B3	1.854%	1-Month LIBOR	1.750%	4/02/25	BBB–	299,058
594	Ceridian HCM Holding Inc., Term Loan B	2.594%	1-Week LIBOR	2.500%	4/30/25	B+	585,950
249	Dun & Bradstreet Corporation, Term Loan	3.345%	1-Month LIBOR	3.250%	2/08/26	BB+	248,477
171	Nielsen Finance LLC, Term Loan B4	2.081%	1-Month LIBOR	2.000%	10/04/23	BBB–	171,413
1,313	Total Professional Services						1,304,898

	Real Estate Management & Development – 0.4%

862	Brookfield Property REIT Inc., Term Loan A2	3.104%	1-Month LIBOR	3.000%	8/24/23	BB+	856,523

	Road & Rail – 0.6%

308	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	308,109
216	Fly Funding II S.a.r.l., Term Loan B	1.920%	3-Month LIBOR	1.750%	8/09/25	BB+	212,629
494	Genesee & Wyoming Inc. (New), Term Loan	2.147%	3-Month LIBOR	2.000%	12/30/26	BB+	490,977
273	Hertz Corporation, (The), Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	273,397
52	Hertz Corporation, (The), Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	51,496
1,343	Total Road & Rail						1,336,608

	Semiconductors & Semiconductor Equipment – 0.2%

438	MKS Instruments, Inc., Term Loan B6	1.854%	1-Month LIBOR	1.750%	2/02/26	BB+	436,658

	Software – 2.9%

330	Apttus Corporation, Term Loan	5.000%	3-Month LIBOR	4.250%	5/06/28	BB	332,812

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (8)	Value

	Software (continued)

$498	Camelot U.S. Acquisition 1 Co., Incremental Term Loan B	4.000%	1-Month LIBOR	3.000%	10/31/26	B1	$498,485
500	Delta TopCo, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	12/01/27	B2	501,773
344	Epicor Software Corporation, Term Loan	4.000%	1-Month LIBOR	3.250%	7/31/27	B2	344,283
746	Informatica LLC,, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	742,825
485	IQVIA Inc., Term Loan B3	1.897%	3-Month LIBOR	1.750%	6/11/25	BBB–	482,704
121	MA FinanceCo., LLC, Term Loan B3	2.854%	1-Month LIBOR	2.750%	6/21/24	BB	119,370
214	McAfee, LLC, Term Loan B	3.846%	1-Month LIBOR	3.750%	9/29/24	BB	213,792
358	Proofpoint Inc., First Lien, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	356,436
150	RealPage, Inc, Term Loan, First Lien	3.750%	1-Month LIBOR	3.250%	4/22/28	B+	149,729
813	Seattle Spinco, Inc., Term Loan B3	2.854%	1-Month LIBOR	2.750%	6/21/24	BB	806,134
709	Sophia, L.P., Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	710,883
215	SS&C European Holdings Sarl, Term Loan B4	1.854%	1-Month LIBOR	1.750%	4/16/25	BB+	212,287
282	SS&C Technologies Inc., Term Loan B3	1.854%	1-Month LIBOR	1.750%	4/16/25	BB+	279,412
80	Tibco Software Inc., Term Loan B3	3.860%	1-Month LIBOR	3.750%	7/03/26	B+	79,832
302	Ultimate Software Group Inc, Incremental Term Loan	4.000%	3-Month LIBOR	3.250%	5/03/26	B1	303,106
356	ZoomInfo LLC, Term Loan B	3.104%	1-Month LIBOR	3.000%	2/01/26	BB–	356,785
6,503	Total Software						6,490,648

	Specialty Retail – 0.3%

200	Birkenstock US BidCo Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	200,333
370	PetSmart, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	2/12/28	BB–	370,740
570	Total Specialty Retail						571,073

	Technology Hardware, Storage & Peripherals – 0.6%

466	Dell International LLC, Term Loan B	2.000%	1-Month LIBOR	1.750%	9/19/25	BBB–	466,669
244	NCR Corporation, Term Loan	2.690%	3-Month LIBOR	2.500%	8/28/26	BB+	242,237
250	Peraton Corp., Term Loan B	4.500%	1-Month LIBOR	3.750%	2/01/28	BB–	250,535
475	Western Digital Corporation, Term Loan B4	1.843%	1-Month LIBOR	1.750%	4/29/23	Baa2	475,263
1,435	Total Technology Hardware, Storage & Peripherals						1,434,704

	Textiles, Apparel & Luxury Goods – 0.0%

75	CBI Buyer, Inc., Term Loan	3.750%	1-Month LIBOR	3.250%	1/06/28	B1	74,774
71,003	Total Variable Rate Senior Loan Interests (cost $70,038,425)						69,705,103

Principal Amount (000) (11)	Description (1)			Coupon	Maturity	Ratings (8)	Value

	EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 29.5% (20.1% of Total Investments)

	Angola – 0.6%

$535	Angolan Government International Bond, 144A			8.250%	5/09/28	Caa1	$557,909
320	Angolan Government International Bond, 144A			9.375%	5/08/48	Caa1	334,003
400	Angolan Government International Bond , Reg S			8.000%	11/26/29	CCC+	409,952
	Total Angola						1,301,864

	Argentina – 0.6%

56	Argentine Republic Government International Bond			1.000%	7/09/29	CCC+	21,151
837	Argentine Republic Government International Bond			0.125%	7/09/30	CCC+	299,984
1,326	Argentine Republic Government International Bond			0.125%	7/09/35	CCC+	419,577
290	Argentine Republic Government International Bond			0.125%	7/09/41	CCC+	103,385
174	Provincia de Cordoba, 144A			5.000%	12/10/25	CCC+	133,451
76	YPF SA, 144A			8.750%	4/04/24	CCC	67,480
115	YPF SA, 144A			8.500%	3/23/25	CCC+	102,350
139	YPF SA, 144A			6.950%	7/21/27	CCC+	97,912
80	YPF SA, 144A			7.000%	12/15/47	CCC+	52,285
50	YPF SA , Reg S			8.500%	7/28/25	CCC	39,575

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000) (11)		Description (1)	Coupon	Maturity	Ratings (8)	Value

		Argentina (continued)

$20		YPF SA , Reg S	6.950%	7/21/27	CCC+	$14,088
		Total Argentina				1,351,238

		Armenia – 0.4%

200		Republic of Armenia International Bond, 144A	3.600%	2/02/31	Ba3	188,752
455		Republic of Armenia International Bond , Reg S	7.150%	3/26/25	Ba3	514,990
200		Republic of Armenia International Bond , Reg S	3.600%	2/02/31	N/R	188,559
		Total Armenia				892,301

		Azerbaijan – 0.7%

150		International Bank of Azerbaijan OJSC , Reg S	3.500%	9/01/24	B	147,732
200		Republic of Azerbaijan International Bond , Reg S	4.750%	3/18/24	BB+	216,777
545		Republic of Azerbaijan International Bond , Reg S	3.500%	9/01/32	BB+	564,816
200		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	BB+	239,040
385		Southern Gas Corridor CJSC , Reg S	6.875%	3/24/26	BB+	460,160
		Total Azerbaijan				1,628,525

		Bahrain – 0.1%

200		Bahrain Government International Bond, 144A	6.250%	1/25/51	B+	190,000

		Bermuda – 0.1%

200		Bermuda Government International Bond, 144A	4.750%	2/15/29	A+	232,640

		Brazil – 1.5%

255		Banco do Brasil SA/Cayman, 144A	4.750%	3/20/24	Ba2	272,212
200		Banco do Brasil SA/Cayman , Reg S	4.625%	1/15/25	Ba2	213,400
200		Braskem Netherlands Finance BV, 144A	4.500%	1/31/30	BB+	208,384
200		Brazilian Government International Bond	3.750%	9/12/31	N/R	197,300
210		Brazilian Government International Bond	5.000%	1/27/45	Ba2	212,201
200		Brazilian Government International Bond	4.750%	1/14/50	Ba2	194,112
200		BRF SA, 144A	4.875%	1/24/30	Ba2	210,000
200		Centrais Eletricas Brasileiras SA, 144A	4.625%	2/04/30	BB–	206,400
225		Centrais Eletricas Brasileiras SA , Reg S	5.750%	10/27/21	Ba2	228,479
395		Itau Unibanco Holding SA/Cayman Island, 144A	2.900%	1/24/23	BB	403,334
200		MARB BondCo PLC, 144A	3.950%	1/29/31	BB	192,840
60		Petrobras Global Finance BV	6.900%	3/19/49	Ba2	71,535
155		Petrobras Global Finance BV	6.750%	6/03/50	Ba2	180,963
115		Petrobras Global Finance BV	5.500%	6/10/51	Ba2	115,040
200		Rede D’or Finance Sarl, 144A	4.500%	1/22/30	BB	205,000
205		Rumo Luxembourg Sarl, 144A	5.250%	1/10/28	BB	219,432
100		Vale Overseas Ltd	3.750%	7/08/30	BBB	106,470
		Total Brazil				3,437,102

		Bulgaria – 0.1%

135	EUR	Bulgaria Government International Bond , Reg S	1.375%	9/23/50	Baa1	150,585

		Chile – 0.4%

205		Celulosa Arauco y Constitucion SA, 144A	5.150%	1/29/50	BBB	236,570
515		Empresa Nacional del Petroleo , Reg S	3.750%	8/05/26	A–	538,539
180		VTR Comunicaciones SpA, 144A	5.125%	1/15/28	BB+	187,852
		Total Chile				962,961

		China – 1.2%

200		Alibaba Group Holding Ltd	3.250%	2/09/61	A+	193,638
420		China Government International Bond, 144A	2.250%	10/21/50	N/R	395,615
200		Country Garden Holdings Co Ltd , Reg S	5.625%	1/14/30	BBB–	216,913
200		Industrial & Commercial Bank of China Ltd , Reg S	4.875%	9/21/25	BBB+	224,238
200		Meituan , Reg S	3.050%	10/28/30	BBB	197,139
200		Prosus NV, 144A	4.027%	8/03/50	BBB–	192,293
390		Sinopec Group Overseas Development 2018 Ltd , Reg S	3.350%	5/13/50	A+	392,943
200		Tencent Holdings Ltd, 144A	2.390%	6/03/30	A+	199,255

Principal Amount (000) (11)		Description (1)	Coupon	Maturity	Ratings (8)	Value

		China (continued)

$200		Tencent Holdings Ltd , Reg S	3.240%	6/03/50	A+	$195,789
200		Times China Holdings Ltd , Reg S	6.200%	3/22/26	BB–	195,884
200		Yuzhou Group Holdings Co Ltd , Reg S	7.700%	2/20/25	B+	170,965
		Total China				2,574,672

		Colombia – 0.9%

320		Bancolombia SA	3.000%	1/29/25	Baa2	328,640
270		Colombia Government International Bond	3.000%	1/30/30	Baa2	264,503
550		Colombia Government International Bond	3.125%	4/15/31	Baa2	538,197
205		Colombia Government International Bond	3.250%	4/22/32	Baa2	200,789
400		Colombia Government International Bond	4.125%	5/15/51	Baa2	378,936
180		Millicom International Cellular SA, 144A	6.250%	3/25/29	BB+	196,803
		Total Colombia				1,907,868

		Costa Rica – 0.3%

435		Costa Rica Government International Bond, 144A	6.125%	2/19/31	B	461,104
200		Costa Rica Government International Bond , Reg S	7.000%	4/04/44	B	206,502
		Total Costa Rica				667,606

		Cote d“Ivoire – 0.4%

395		Ivory Coast Government International Bond , Reg S	6.125%	6/15/33	Ba3	415,747
405	EUR	Ivory Coast Government International Bond , Reg S	6.875%	10/17/40	Ba3	523,595
		Total Cote d’Ivoire				939,342

		Croatia – 0.8%

415	EUR	Croatia Government International Bond , Reg S	1.125%	6/19/29	BBB–	505,437
715	EUR	Croatia Government International Bond , Reg S	1.500%	6/17/31	BBB–	882,374
420	EUR	Croatia Government International Bond , Reg S	1.750%	3/04/41	BBB–	503,163
		Total Croatia				1,890,974

		Dominican Republic – 0.8%

150		Dominican Republic International Bond, 144A	4.875%	9/23/32	BB–	154,500
305		Dominican Republic International Bond, 144A	5.300%	1/21/41	BB–	304,241
250		Dominican Republic International Bond, 144A	6.400%	6/05/49	BB–	268,750
425		Dominican Republic International Bond , Reg S	7.450%	4/30/44	BB–	511,700
290		Dominican Republic International Bond , Reg S	6.850%	1/27/45	BB–	327,700
300		Dominican Republic International Bond , Reg S	6.400%	6/05/49	BB–	322,500
		Total Dominican Republic				1,889,391

		Ecuador – 0.5%

110		Ecuador Government International Bond, 144A	0.500%	7/31/30	B–	93,507
119		Ecuador Government International Bond, 144A	0.000%	7/31/30	B–	65,512
928		Ecuador Government International Bond, 144A	0.500%	7/31/35	B–	635,588
467		Ecuador Government International Bond, 144A	0.500%	7/31/40	B–	289,087
137		Ecuador Government International Bond , Reg S	0.500%	7/31/35	N/R	93,845
		Total Ecuador				1,177,539

		Egypt – 0.8%

200		Egypt Government International Bond, 144A	3.875%	2/16/26	B+	196,600
205		Egypt Government International Bond, 144A	8.875%	5/29/50	B+	220,613
200		Egypt Government International Bond, 144A	7.500%	2/16/61	B+	187,180
1,155		Egypt Government International Bond , Reg S	7.903%	2/21/48	B+	1,142,237
		Total Egypt				1,746,630

		El Salvador – 0.3%

190		El Salvador Government International Bond, 144A	7.125%	1/20/50	B–	161,500
150		El Salvador Government International Bond , Reg S	5.875%	1/30/25	B+	138,375
135		El Salvador Government International Bond , Reg S	6.375%	1/18/27	B+	121,837
75		El Salvador Government International Bond , Reg S	8.250%	4/10/32	B+	71,063
65		El Salvador Government International Bond , Reg S	7.650%	6/15/35	B+	59,319
		Total El Salvador				552,094

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000) (11)		Description (1)	Coupon	Maturity	Ratings (8)	Value

		Ethiopia – 0.2%

$385		Ethiopia International Bond , Reg S	6.625%	12/11/24	B–	$355,093

		Gabon – 0.6%

455		Gabon Government International Bond, 144A	6.625%	2/06/31	Caa1	458,174
238		Gabon Government International Bond , Reg S	6.375%	12/12/24	CCC	253,438
655		Gabon Government International Bond , Reg S	6.625%	2/06/31	CCC	658,926
		Total Gabon				1,370,538

		Ghana – 0.6%

235		Ghana Government International Bond, 144A	7.750%	4/07/29	B	239,994
250		Ghana Government International Bond, 144A	8.627%	6/16/49	B	240,312
355		Ghana Government International Bond , Reg S	7.625%	5/16/29	B	358,529
200		Ghana Government International Bond , Reg S	7.875%	2/11/35	B–	196,666
200		Ghana Government International Bond , Reg S	8.627%	6/16/49	B	192,250
		Total Ghana				1,227,751

		Honduras – 0.1%

200		Honduras Government International Bond , Reg S	7.500%	3/15/24	BB–	213,780

		Hong Kong – 0.1%

200		AIA Group Ltd, 144A	3.200%	9/16/40	A	206,279

		Hungary – 0.4%

82		Hungary Government International Bond	5.375%	2/21/23	BBB	88,584
66		Hungary Government International Bond	5.750%	11/22/23	BBB	74,124
390	EUR	Hungary Government International Bond , Reg S	1.625%	4/28/32	BBB	491,757
160	EUR	Hungary Government International Bond , Reg S	1.750%	6/05/35	BBB	200,785
50	EUR	Hungary Government International Bond , Reg S	1.500%	11/17/50	BBB	55,053
		Total Hungary				910,303

		India – 0.1%

200		Bharti Airtel Ltd , Reg S	4.375%	6/10/25	BBB–	218,186

		Indonesia – 0.3%

100	EUR	Indonesia Government International Bond	1.100%	3/12/33	BBB	115,713
335		Perusahaan Perseroan Persero PT Perusahaan Listrik Negara , Reg S	3.875%	7/17/29	BBB	354,262
200		Perusahaan Perseroan Persero PT Perusahaan Listrik Negara , Reg S	5.250%	5/15/47	Baa2	224,700
		Total Indonesia				694,675

		Israel – 0.7%

80	ILS	Energean Israel Finance Ltd , Reg S, 144A	4.875%	3/30/26	BB–	81,892
85		Energean Israel Finance Ltd , Reg S, 144A	4.500%	3/30/24	BB–	86,801
295		Israel Electric Corp Ltd , Reg S, 144A	5.000%	11/12/24	BBB	329,692
807		Israel Electric Corp Ltd , Reg S, 144A	4.250%	8/14/28	BBB	903,453
32		Leviathan Bond Ltd , Reg S, 144A	6.125%	6/30/25	BB	35,152
127		Leviathan Bond Ltd , Reg S, 144A	6.500%	6/30/27	BB	140,888
75		Leviathan Bond Ltd , Reg S, 144A	6.750%	6/30/30	BB	84,468
		Total Israel				1,662,346

		Jordan – 0.3%

200		Jordan Government International Bond, 144A	7.375%	10/10/47	B+	210,240
425		Jordan Government International Bond , Reg S	7.375%	10/10/47	B+	446,718
		Total Jordan				656,958

		Macedonia – 0.5%

315	EUR	North Macedonia Government International Bond, 144A	3.675%	6/03/26	BB+	411,367
515	EUR	North Macedonia Government International Bond , Reg S	3.975%	7/24/21	BB+	612,188
100	EUR	North Macedonia Government International Bond , Reg S	2.750%	1/18/25	BB+	124,347
		Total Macedonia				1,147,902

Principal Amount (000) (11)		Description (1)	Coupon	Maturity	Ratings (8)	Value

		Malaysia – 0.2%

$200		Petronas Capital Ltd, 144A	3.500%	4/21/30	A2	$219,074
205		Petronas Capital Ltd, 144A	3.404%	4/28/61	A2	209,323
		Total Malaysia				428,397

		Mexico – 1.7%

230		Comision Federal de Electricidad, 144A	3.348%	2/09/31	Baa1	228,160
225		Mexico City Airport Trust , Reg S	4.250%	10/31/26	BBB	244,238
200		Mexico Government International Bond	4.750%	4/27/32	Baa1	229,000
100	EUR	Mexico Government International Bond	1.450%	10/25/33	Baa1	113,091
440		Mexico Government International Bond	4.280%	8/14/41	Baa1	461,842
200		Mexico Government International Bond	4.600%	1/23/46	Baa1	214,858
200		Mexico Government International Bond	4.500%	1/31/50	Baa1	212,560
100	EUR	Mexico Government International Bond	2.125%	10/25/51	Baa1	99,899
25		Petroleos Mexicanos	6.500%	1/23/29	BBB	25,702
545		Petroleos Mexicanos	7.000%	1/23/30	BBB	561,622
245		Petroleos Mexicanos	5.950%	1/28/31	BBB	238,018
140		Petroleos Mexicanos	6.375%	1/23/45	BBB	120,400
712		Petroleos Mexicanos	6.750%	9/21/47	BBB	630,120
355		Petroleos Mexicanos	7.690%	1/23/50	BBB	341,687
		Total Mexico				3,721,197

		Mongolia – 0.2%

475		Mongolia Government International Bond , Reg S	5.125%	12/05/22	B	494,007

		Morocco – 0.3%

310		Morocco Government International Bond , Reg S	5.500%	12/11/42	BB+	351,887
200		OCP SA, 144A	3.750%	6/23/31	BB+	201,900
200		OCP SA, 144A	5.125%	6/23/51	BB+	201,820
		Total Morocco				755,607

		Netherlands – 0.2%

200		VEON Holdings BV , Reg S	4.000%	4/09/25	BBB–	210,750
200		VEON Holdings BV , Reg S	3.375%	11/25/27	BBB–	201,200
		Total Netherlands				411,950

		Nigeria – 0.2%

200		Nigeria Government International Bond , Reg S	7.143%	2/23/30	B2	210,723
200		Nigeria Government International Bond , Reg S	7.625%	11/28/47	B2	199,905
		Total Nigeria				410,628

		Oman – 0.6%

200		Oman Government International Bond, 144A	6.250%	1/25/31	Ba3	214,666
305		Oman Government International Bond, 144A	6.750%	1/17/48	Ba3	303,094
215		Oman Government International Bond , Reg S	7.375%	10/28/32	Ba3	244,899
400		Oman Government International Bond , Reg S	6.750%	1/17/48	Ba3	397,500
225		Oman Government International Bond , Reg S	7.000%	1/25/51	N/R	228,183
		Total Oman				1,388,342

		Pakistan – 0.4%

200		Pakistan Government International Bond, 144A	6.000%	4/08/26	B3	202,500
715		Pakistan Government International Bond , Reg S	6.875%	12/05/27	B–	741,871
		Total Pakistan				944,371

		Panama – 1.0%

190		Panama Bonos del Tesoro	3.362%	6/30/31	BBB	189,584
505		Panama Government International Bond	3.160%	1/23/30	BBB	529,624
625		Panama Government International Bond	4.300%	4/29/53	BBB	692,331
320		Panama Government International Bond	4.500%	4/01/56	BBB	361,677
330		Panama Notas del Tesoro	3.750%	4/17/26	BBB	355,707
		Total Panama				2,128,923

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000) (11)		Description (1)	Coupon	Maturity	Ratings (8)	Value

		Paraguay – 0.5%

$295		Paraguay Government International Bond , Reg S	4.625%	1/25/23	Ba1	$310,490
640		Paraguay Government International Bond , Reg S	5.000%	4/15/26	Ba1	727,360
		Total Paraguay				1,037,850

		Peru – 0.4%

145		Banco de Credito del Peru, 144A	3.125%	7/01/30	BBB	144,224
65		Banco de Credito del Peru, 144A	3.250%	9/30/31	BBB	64,350
200		Kallpa Generacion SA , Reg S	4.875%	5/24/26	Baa3	210,502
130		Peruvian Government International Bond	4.125%	8/25/27	A3	145,364
420		Peruvian Government International Bond	2.783%	1/23/31	A3	427,879
		Total Peru				992,319

		Philippines – 0.1%

340		Philippine Government International Bond	2.650%	12/10/45	BBB+	314,220

		Qatar – 1.3%

200		Ooredoo International Finance Ltd, 144A	2.625%	4/08/31	A2	202,344
249		Qatar Government International Bond , Reg S	3.750%	4/16/30	AA–	281,343
200		Qatar Government International Bond , Reg S	5.103%	4/23/48	AA–	265,520
490		Qatar Government International Bond , Reg S	4.817%	3/14/49	AA–	630,258
610		Qatar Government International Bond , Reg S	4.400%	4/16/50	AA–	739,347
200		Qatar Petroleum, 144A	1.375%	9/12/26	AA–	199,810
200		Qatar Petroleum, 144A	2.250%	7/12/31	AA–	197,874
200		QNB Finance Ltd , Reg S	3.500%	3/28/24	Aa3	213,214
200		QNB Finance Ltd , Reg S	2.625%	5/12/25	Aa3	209,138
		Total Qatar				2,938,848

		Romania – 0.8%

180	EUR	Romanian Government International Bond, 144A	1.375%	12/02/29	BBB–	212,638
10	EUR	Romanian Government International Bond, 144A	3.624%	5/26/30	BBB–	13,697
70	EUR	Romanian Government International Bond, 144A	2.124%	7/16/31	BBB–	85,522
90	EUR	Romanian Government International Bond, 144A	2.625%	12/02/40	BBB–	105,663
85	EUR	Romanian Government International Bond, 144A	2.750%	4/14/41	BBB–	99,972
130	EUR	Romanian Government International Bond , Reg S	2.875%	3/11/29	BBB–	170,457
60	EUR	Romanian Government International Bond , Reg S	2.124%	7/16/31	BBB–	73,305
165	EUR	Romanian Government International Bond , Reg S	2.000%	1/28/32	BBB–	197,532
125	EUR	Romanian Government International Bond , Reg S	4.125%	3/11/39	BBB–	175,223
60	EUR	Romanian Government International Bond , Reg S	2.750%	4/14/41	BBB–	70,569
535	EUR	Romanian Government International Bond , Reg S	3.375%	1/28/50	BBB–	675,011
		Total Romania				1,879,589

		Russia – 1.7%

200		Gtlk Europe Capital DAC , Reg S	4.650%	3/10/27	BB+	208,870
215		Gtlk Europe Capital DAC , Reg S	4.800%	2/26/28	BB+	224,866
600	RUB	Russian Foreign Bond – Eurobond , Reg S	4.750%	5/27/26	BBB	681,376
200	RUB	Russian Foreign Bond – Eurobond , Reg S	1.850%	11/20/32	BBB	231,227
400		Russian Foreign Bond – Eurobond , Reg S	5.100%	3/28/35	BBB	475,520
200	RUB	Russian Foreign Bond – Eurobond , Reg S	5.250%	6/23/47	BBB	251,214
1,200		Russian Foreign Bond – Eurobond , Reg S	4.250%	6/23/27	BBB	1,339,512
400		Russian Foreign Bond – Eurobond , Reg S	4.375%	3/21/29	BBB	450,049
		Total Russia				3,862,634

		Saudi Arabia – 0.7%

595		Saudi Arabian Oil Co , Reg S	4.250%	4/16/39	A	665,554
765		Saudi Government International Bond , Reg S	3.750%	1/21/55	A1	807,721
		Total Saudi Arabia				1,473,275

		Senegal – 0.3%

100	EUR	Senegal Government International Bond, 144A	5.375%	6/08/37	Ba3	116,681
200		Senegal Government International Bond, 144A	6.750%	3/13/48	Ba3	201,572

Principal Amount (000) (11)		Description (1)	Coupon	Maturity	Ratings (8)	Value

		Senegal (continued)

$415		Senegal Government International Bond , Reg S	6.750%	3/13/48	Ba3	$418,212
		Total Senegal				736,465

		Serbia – 0.5%

125	EUR	Serbia International Bond, 144A	3.125%	5/15/27	BB+	164,783
150	EUR	Serbia International Bond, 144A	1.500%	6/26/29	BB+	179,129
255	EUR	Serbia International Bond , Reg S	3.125%	5/15/27	BB+	336,158
445	EUR	Serbia International Bond , Reg S	1.500%	6/26/29	BB+	531,416
		Total Serbia				1,211,486

		Singapore – 0.4%

200		BOC Aviation USA Corp, 144A	1.625%	4/29/24	A–	201,573
690		Temasek Financial I Ltd, 144A	2.500%	10/06/70	AAA	665,043
		Total Singapore				866,616

		Sri Lanka – 0.3%

335		Sri Lanka Government International Bond, 144A	6.200%	5/11/27	CCC+	205,124
415		Sri Lanka Government International Bond , Reg S	6.850%	11/03/25	CCC+	275,975
230		Sri Lanka Government International Bond , Reg S	6.200%	5/11/27	CCC+	140,831
		Total Sri Lanka				621,930

		Tunisia – 0.2%

390		Banque Centrale de Tunisie International Bond , Reg S	5.750%	1/30/25	B	362,846

		Turkey – 0.6%

215		Turkey Government International Bond	3.250%	3/23/23	BB–	214,518
245		Turkey Government International Bond	5.125%	2/17/28	BB–	237,846
200		Turkey Government International Bond	5.875%	6/26/31	BB–	194,100
775		Turkey Government International Bond	5.750%	5/11/47	BB–	661,618
		Total Turkey				1,308,082

		Ukraine – 1.1%

100		Ukraine Government International Bond, 144A	7.750%	9/01/27	B	110,000
425		Ukraine Government International Bond, 144A	6.876%	5/21/29	B	441,014
323		Ukraine Government International Bond, 144A	7.375%	9/25/32	B	339,450
985		Ukraine Government International Bond, 144A	7.253%	3/15/33	B	1,025,584
115		Ukraine Government International Bond , Reg S	7.750%	9/01/22	B	120,750
100		Ukraine Government International Bond , Reg S	7.750%	9/01/26	B	110,371
255		Ukraine Government International Bond , Reg S	7.375%	9/25/32	B	267,722
		Total Ukraine				2,414,891

		United Arab Emirates – 1.3%

270		Abu Dhabi Government International Bond, 144A	3.125%	4/16/30	AA	293,390
410		Abu Dhabi Government International Bond, 144A	3.125%	9/30/49	AA	417,749
200		Abu Dhabi Government International Bond, 144A	3.875%	4/16/50	AA	230,250
455		Abu Dhabi Government International Bond , Reg S	3.125%	9/30/49	AA	463,554
400		Emirate of Dubai Government International Bonds , Reg S	3.900%	9/09/50	N/R	372,406
200		Finance Department Government of Sharjah, 144A	4.375%	3/10/51	BBB–	192,760
200		Finance Department Government of Sharjah , Reg S	4.375%	3/10/51	N/R	192,229
435		Galaxy Pipeline Assets Bidco Ltd, 144A	2.625%	3/31/36	Aa2	426,701
240		Galaxy Pipeline Assets Bidco Ltd, 144A	2.940%	9/30/40	Aa2	238,227
		Total United Arab Emirates				2,827,266

		Venezuela – 0.1%

1,877		Petroleos de Venezuela SA , Reg S, (10)	6.000%	11/15/26	N/R	79,762
1,040		Venezuela Government International Bond , Reg S, (10)	9.250%	5/07/28	C	106,600
		Total Venezuela				186,362
		Total Emerging Market Debt and Foreign Corporate Bonds (cost $66,156,294)				65,875,244

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Coupon				Ratings (8)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.3% (0.9% of Total Investments)

	Life Sciences Tools & Services – 0.5%

9,410	Avantor Inc	6.250%				N/R	$1,030,960

	Semiconductors & Semiconductor Equipment – 0.8%

1,230	Broadcom Inc	8.000%				N/R	1,869,440
	Total Convertible Preferred Securities (cost $2,074,746)						2,900,400

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity		Value

	STRUCTURED NOTES – 0.2% (0.2% of Total Investments)

11,800	Merrill Lynch International & Co. C.V., Exchangeable Note Structured Warrant, Linked to Common Stock of Teradata Corp (Cap 125.77% of Issue Price), 144A, (3)	16.000%	$39.5238	$49.7091	9/29/21		$550,799
	Total Structured Notes (cost $466,381)						550,799

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (8)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%

$26	iHeartCommunications Inc	8.375%			5/01/27	CCC+	$27,862
$26	Total Corporate Bonds (cost $27,162)						27,862

Shares	Description (1)						Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Entertainment – 0.0%

21,239	Cineworld Warrant, (3)						$9,770
	Total Warrants (cost $0)						9,770

Shares	Description (1)						Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0%

1,923	Fieldwood Energy Inc, (3), (4)						2
388	Fieldwood Energy Inc, (3), (4)						—
	Total Common Stock Rights (cost $54,874)						2
	Total Long-Term Investments (cost $258,888,386)						308,441,392

Principal Amount (000)/ Shares	Description (1)	Coupon			Maturity		Value

	SHORT-TERM INVESTMENTS – 8.4% (5.7% of Total Investments)

	REPURCHASE AGREEMENTS – 4.8% (3.3% of Total Investments)

$10,743	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $10,743,128, collateralized by $11,160,900, U.S. Treasury Bond, 1.875%, due 2/15/41, value $10,958,178	0.000%			7/01/21		$10,743,128

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Value

	INVESTMENT COMPANIES – 3.6% (2.4% of Total Investments)

$7,916,694	BlackRock Liquidity Funds T-Fund	0.005% (12)	N/A	$7,916,694
	Total Short-Term Investments (cost $18,659,822)			18,659,822
	Total Investments (cost $277,548,208) – 146.4%			327,101,214
	Borrowings – (42.1)% (13)			(94,000,000)
	Other Assets Less Liabilities – (4.3)% (14)			(9,640,375)
	Net Assets Applicable to Common Shares – 100%			$223,460,839

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Czech Koruna	460,000	U.S. Dollar	21,755	Bank of America, N.A.	9/15/2021	$(378)
Euro	12,000	U.S. Dollar	14,334	Bank of America, N.A.	9/15/2021	(83)
Hungarian Forint	6,100,000	U.S. Dollar	20,830	Bank of America, N.A.	9/15/2021	(273)
Polish Zloty	85,000	U.S. Dollar	22,665	Bank of America, N.A.	9/15/2021	(368)
Singapore Dollar	30,000	U.S. Dollar	22,509	Bank of America, N.A.	9/15/2021	(199)
Czech Koruna	2,710,000	U.S. Dollar	129,300	Barclays Bank PLC	9/15/2021	(3,361)
U.S. Dollar	523,176	Mexican Peso	10,450,000	Barclays Bank PLC	9/15/2021	3,800
Singapore Dollar	170,000	U.S. Dollar	128,391	BNP Paribas	9/15/2021	(1,970)
Hungarian Forint	38,000,000	U.S. Dollar	133,252	Citibank, National Association	9/15/2021	(5,190)
U.S. Dollar	8,097,640	Euro	6,648,051	Citibank, National Association	9/15/2021	202,713
Yuan Renminbi	1,365,000	U.S. Dollar	212,204	Goldman Sachs Bank USA	9/15/2021	(2,214)
Czech Koruna	460,000	U.S. Dollar	21,856	Goldman Sachs Bank USA	9/15/2021	(479)
Euro	21,000	U.S. Dollar	25,020	Goldman Sachs Bank USA	9/15/2021	(81)
Hungarian Forint	6,100,000	U.S. Dollar	20,985	Goldman Sachs Bank USA	9/15/2021	(428)
Mexican Peso	10,371,000	U.S. Dollar	503,526	Goldman Sachs Bank USA	9/15/2021	11,922
Polish Zloty	85,000	U.S. Dollar	22,832	Goldman Sachs Bank USA	9/15/2021	(535)
U.S. Dollar	100,928	Czech Koruna	2,160,000	Goldman Sachs Bank USA	9/15/2021	549
U.S. Dollar	101,026	Polish Zloty	385,000	Goldman Sachs Bank USA	9/15/2021	33
Brazilian Real	87,000	U.S. Dollar	17,076	JPMorgan Chase Bank N.A.	9/2/2021	286
Brazilian Real	88,000	U.S. Dollar	17,347	JPMorgan Chase Bank N.A.	9/2/2021	214
Brazilian Real	705,000	U.S. Dollar	132,444	JPMorgan Chase Bank N.A.	9/2/2021	8,246
Chilean Peso	89,300,000	U.S. Dollar	124,707	JPMorgan Chase Bank N.A.	9/15/2021	(3,351)
Chilean Peso	17,950,000	U.S. Dollar	24,658	JPMorgan Chase Bank N.A.	9/15/2021	(265)
COP – Colombian Peso	458,500,000	U.S. Dollar	127,176	JPMorgan Chase Bank N.A.	9/15/2021	(5,469)
COP – Colombian Peso	90,350,000	U.S. Dollar	24,301	JPMorgan Chase Bank N.A.	9/15/2021	(318)
EGP – Egyptian Pound	1,610,000	U.S. Dollar	100,156	JPMorgan Chase Bank N.A.	9/15/2021	381
IDR – Indonesian Rupiah	312,000,000	U.S. Dollar	21,716	JPMorgan Chase Bank N.A.	9/15/2021	(484)
IDR – Indonesian Rupiah	1,835,000,000	U.S. Dollar	127,298	JPMorgan Chase Bank N.A.	9/15/2021	(2,423)
IDR – Indonesian Rupiah	312,000,000	U.S. Dollar	21,586	JPMorgan Chase Bank N.A.	9/15/2021	(354)
Indian Rupee	2,250,000	U.S. Dollar	30,350	JPMorgan Chase Bank N.A.	9/15/2021	(360)
Indian Rupee	2,250,000	U.S. Dollar	30,294	JPMorgan Chase Bank N.A.	9/15/2021	(304)
Indian Rupee	8,180,000	U.S. Dollar	111,066	JPMorgan Chase Bank N.A.	9/15/2021	(2,035)
South Korean Won	26,025,000	U.S. Dollar	23,077	JPMorgan Chase Bank N.A.	9/15/2021	(53)
South Korean Won	26,025,000	U.S. Dollar	23,270	JPMorgan Chase Bank N.A.	9/15/2021	(246)
South Korean Won	141,080,000	U.S. Dollar	126,841	JPMorgan Chase Bank N.A.	9/15/2021	(2,028)
Peruvian Sol	455,000	U.S. Dollar	118,675	JPMorgan Chase Bank N.A.	9/15/2021	(113)
Polish Zloty	475,000	U.S. Dollar	129,462	JPMorgan Chase Bank N.A.	9/15/2021	(4,860)
Russian Ruble	9,560,000	U.S. Dollar	129,497	JPMorgan Chase Bank N.A.	9/15/2021	(245)
Russian Ruble	1,405,000	U.S. Dollar	19,273	JPMorgan Chase Bank N.A.	9/15/2021	(277)
Russian Ruble	1,405,000	U.S. Dollar	19,157	JPMorgan Chase Bank N.A.	9/15/2021	(161)
U.S. Dollar	104,574	Brazilian Real	530,000	JPMorgan Chase Bank N.A.	9/2/2021	(1,193)
U.S. Dollar	76,580	Chilean Peso	56,400,000	JPMorgan Chase Bank N.A.	9/15/2021	(66)
U.S. Dollar	77,527	Colombian Peso	290,300,000	JPMorgan Chase Bank N.A.	9/15/2021	468
U.S. Dollar	100,090	Hungarian Forint	29,900,000	JPMorgan Chase Bank N.A.	9/15/2021	(674)
U.S. Dollar	100,068	Indonesian Rupiah	1,464,000,000	JPMorgan Chase Bank N.A.	9/15/2021	441
U.S. Dollar	100,667	Indian Rupee	7,550,000	JPMorgan Chase Bank N.A.	9/15/2021	33

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	101,530	South Korean Won	115,010,000	JPMorgan Chase Bank N.A.	9/15/2021	$(219)
U.S. Dollar	1,289	Peruvian Sol	5,000	JPMorgan Chase Bank N.A.	9/15/2021	(14)
U.S. Dollar	29,858	Peruvian Sol	116,000	JPMorgan Chase Bank N.A.	9/15/2021	(369)
U.S. Dollar	39,175	Peruvian Sol	152,000	JPMorgan Chase Bank N.A.	9/15/2021	(433)
U.S. Dollar	19,820	Peruvian Sol	77,000	JPMorgan Chase Bank N.A.	9/15/2021	(244)
U.S. Dollar	26,958	Peruvian Sol	105,000	JPMorgan Chase Bank N.A.	9/15/2021	(402)
U.S. Dollar	101,794	Russian Ruble	7,460,000	JPMorgan Chase Bank N.A.	9/15/2021	934
Mexican Peso	1,575,000	U.S. Dollar	77,069	JPMorgan Chase Bank N.A.	9/15/2021	1,210
Mexican Peso	1,575,000	U.S. Dollar	77,712	JPMorgan Chase Bank N.A.	9/15/2021	567
Singapore Dollar	30,000	U.S. Dollar	22,619	JPMorgan Chase Bank N.A.	9/15/2021	(309)
U.S. Dollar	98,048	Mexican Peso	2,030,000	JPMorgan Chase Bank N.A.	9/15/2021	(2,845)
U.S. Dollar	100,639	Singapore Dollar	135,000	JPMorgan Chase Bank N.A.	9/15/2021	246
U.S. Dollar	72,730	Euro	60,000	Morgan Stanley Capital Services LLC	9/15/2021	1,477
U.S. Dollar	292,769	Euro	240,000	Morgan Stanley Capital Services LLC	9/15/2021	7,755
U.S. Dollar	108,068	Euro	89,000	Morgan Stanley Capital Services LLC	9/15/2021	2,376
Total						$197,978
Total unrealized appreciation on forward foreign currency contracts						$243,651
Total unrealized depreciation on forward foreign currency contracts						$(45,673)

Futures Contracts

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Eurex Euro-Bobl	5	9/21	$(795,005)	$(795,342)	$(337)	$(889)
Eurex Euro-Bund	23	9/21	(4,684,531)	(4,707,464)	(22,933)	(14,727)
Eurex Euro-Buxl	7	9/21	(1,660,209)	(1,686,943)	(26,734)	(12,782)
Total			$(7,139,745)	$(7,189,749)	$(50,004)	$(28,399)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	$56,200,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(3,820,529)	$(3,820,529)
Total unrealized depreciation on interest rate swaps										$(3,820,529)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2.

(4)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(9)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(10)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(11)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(12)	The rate shown is the one-day yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 28.7%.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

DD1	Portion of investment purchased on a delayed delivery basis.

EUR	EURO

ILS	Israeli New Shekel

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

RUB	Russian Ruble

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 142.2% (94.6% of Total Investments)

	COMMON STOCKS – 99.8% (66.4% of Total Investments)

	Aerospace & Defense – 2.4%

21,584	General Dynamics Corp, (2)	$4,063,404

	Air Freight & Logistics – 3.7%

95,195	Deutsche Post AG, (3)	6,483,225

	Automobiles – 1.9%

54,104	General Motors Co, (4), (5)	3,201,334

	Banks – 14.0%

359,171	Bank Leumi Le-Israel BM, (3), (4)	2,729,241
71,056	Citigroup Inc, (5)	5,027,212
259,605	ING Groep NV, Sponsored ADR, (5)	3,437,170
30,293	JPMorgan Chase & Co	4,711,773
164,900	Nordea Bank Abp, (3), (4)	1,838,306
362,089	Oversea-Chinese Banking Corp Ltd, (3)	3,226,842
70,786	Wells Fargo & Co	3,205,898
	Total Banks	24,176,442

	Capital Markets – 1.6%

157,886	Deutsche Boerse AG, Unsponsored ADR, (5)	2,751,953

	Chemicals – 5.0%

15,868	Air Liquide SA, (3)	2,782,453
35,470	DuPont de Nemours Inc, (5)	2,745,733
51,393	Nutrien Ltd	3,114,011
	Total Chemicals	8,642,197

	Communications Equipment – 2.1%

69,894	Cisco Systems Inc, (2)	3,704,382

	Electric Utilities – 1.1%

30,546	Evergy Inc, (5)	1,845,895

	Electrical Equipment – 1.6%

18,341	Eaton Corp PLC, (5)	2,717,769

	Energy Equipment & Services – 0.0%

3,683	Transocean Ltd, (4)	16,647

	Entertainment – 2.6%

2,099	Metro-Goldwyn-Mayer Inc, (3), (4)	277,855
7,325	Nintendo Co Ltd, (3)	4,238,779
	Total Entertainment	4,516,634

	Food & Staples Retailing – 4.0%

90,500	Seven & i Holdings Co Ltd, (3)	4,335,024
18,697	Walmart Inc, (5)	2,636,651
	Total Food & Staples Retailing	6,971,675

	Food Products – 1.7%

1,446,500	Tingyi Cayman Islands Holding Corp, (3)	2,887,833

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.3%

32,341	Medtronic PLC	$4,014,488

	Health Care Providers & Services – 4.8%

12,532	Anthem Inc, (5)	4,784,717
41,239	Fresenius Medical Care AG & Co KGaA, (3)	3,426,804
6,140	Millennium Health LLC, (4), (6)	6,386
5,767	Millennium Health LLC, (4), (6)	5,421
	Total Health Care Providers & Services	8,223,328

	Hotels, Restaurants & Leisure – 1.8%

27,702	24 Hour Fitness Worldwide Inc, (3)	72,718
58,263	24 Hour Fitness Worldwide Inc, (3), (4)	116,526
20,475	Darden Restaurants Inc	2,989,145
	Total Hotels, Restaurants & Leisure	3,178,389

	Household Durables – 2.9%

49,088	PulteGroup Inc, (5)	2,678,732
1,044,192	Taylor Wimpey PLC, (3)	2,297,993
	Total Household Durables	4,976,725

	Industrial Conglomerates – 2.3%

25,364	Siemens AG, (3)	4,027,262

	Insurance – 5.5%

63,137	Ageas SA/NV, (3)	3,508,598
12,025	Allianz SE, (3)	3,000,920
12,086	Everest Re Group Ltd, (5)	3,045,793
	Total Insurance	9,555,311

	Media – 3.9%

16,135	Clear Channel Outdoor Holding Inc, (4)	42,596
72,346	Comcast Corp, Class A, (2)	4,125,169
1	Cumulus Media Inc, (4)	15
168,700	Hakuhodo DY Holdings Inc, (3)	2,627,432
3,185	Tribune Co, (4), (6)	3
	Total Media	6,795,215

	Metals & Mining – 1.5%

89,935	BHP Group PLC, (3)	2,661,263

	Multi-Utilities – 1.5%

210,121	National Grid PLC, (3)	2,672,670

	Oil, Gas & Consumable Fuels – 4.4%

27,146	Chevron Corp, (2)	2,843,272
197,380	Enterprise Products Partners LP, (5)	4,762,780
1,923	Fieldwood Energy Inc, (3), (4)	2
388	Fieldwood Energy Inc, (3), (4)	—
	Total Oil, Gas & Consumable Fuels	7,606,054

	Pharmaceuticals – 6.1%

53,117	AstraZeneca PLC, Sponsored ADR, (5)	3,181,708
41,702	Bristol-Myers Squibb Co	2,786,528
115,875	GlaxoSmithKline PLC, Sponsored ADR, (5)	4,614,142
	Total Pharmaceuticals	10,582,378

	Semiconductors & Semiconductor Equipment – 2.9%

997	Broadcom Inc	475,410
55,179	Infineon Technologies AG, (3)	2,219,479

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)						Value

	Semiconductors & Semiconductor Equipment (continued)

39,992	Intel Corp, (5)						$2,245,151
	Total Semiconductors & Semiconductor Equipment						4,940,040

	Software – 5.2%

17,998	Microsoft Corp, (5)						4,875,658
52,767	Oracle Corp						4,107,383
	Total Software						8,983,041

	Specialty Retail – 4.8%

78,811	Industria de Diseno Textil SA, (3)						2,782,565
12,601	Lowe’s Cos Inc, (5)						2,444,216
1,931,000	Topsports International Holdings Ltd, 144A, (3)						3,157,559
	Total Specialty Retail						8,384,340

	Technology Hardware, Storage & Peripherals – 2.6%

68,408	Samsung Electronics Co Ltd, (3)						4,477,306

	Tobacco – 1.4%

24,078	Philip Morris International Inc						2,386,371

	Trading Companies & Distributors – 1.8%

135,200	Mitsui & Co Ltd, (3)						3,045,475

	Wireless Telecommunication Services – 2.4%

14,746	SK Telecom Co Ltd, (3)						4,190,554
	Total Common Stocks (cost $122,801,333)						172,679,600

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 28.0% (18.6% of Total Investments) (7)

	Aerospace & Defense – 0.2%

$77	Dynasty Acquisition Co., Inc., Term Loan B1	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	$75,654
42	Dynasty Acquisition Co., Inc., Term Loan B2	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	40,674
250	Maxar Technologies Ltd., Term Loan B	2.854%	1-Month LIBOR	2.750%	10/05/24	B	248,047
369	Total Aerospace & Defense						364,375

	Airlines – 0.2%

63	American Airlines, Inc., Incremental Term Loan	2.073%	1-Month LIBOR	2.000%	12/14/23	Ba3	61,960
32	Kestrel Bidco Inc., Term Loan B	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	31,600
250	United Airlines, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	4/21/28	Ba1	252,995
345	Total Airlines						346,555

	Auto Components – 0.4%

500	Adient US LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	500,860
136	Clarios Global LP, Term Loan B	3.354%	1-Month LIBOR	3.250%	4/30/26	B1	135,319
636	Total Auto Components						636,179

	Building Products – 0.3%

157	Advanced Drainage Systems Inc, Term Loan B	2.375%	1-Month LIBOR	2.250%	9/24/26	Baa3	157,847
374	Cornerstone Building Brands, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	4/12/28	B+	374,577
531	Total Building Products						532,424

	Capital Markets – 0.0%

82	RPI Intermediate Finance Trust, Term Loan B1	1.854%	1-Month LIBOR	1.750%	2/11/27	BBB–	81,605

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Chemicals – 0.5%

$35	Atotech B.V., Term Loan B	3.000%	3-Month LIBOR	2.500%	3/18/28	B+	$34,610
553	Axalta Coating Systems US Holdings Inc., Term Loan B3	1.897%	3-Month LIBOR	1.750%	6/01/24	BBB–	549,862
254	H.B. Fuller Company, Term Loan B	2.093%	1-Month LIBOR	2.000%	10/21/24	BB+	255,516
47	Lonza Specialty Ingredients, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	47,117
21	PQ Performance Chemicals, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	21,052
910	Total Chemicals						908,157

	Commercial Services & Supplies – 1.0%

510	Delta 2 (LUX) S.a.r.l., Term Loan	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	508,243
352	GFL Environmental Inc., Term Loan	3.500%	1-Month LIBOR	3.000%	5/30/25	BB–	352,470
45	Prime Security Services Borrower, LLC, Term Loan	3.500%	12-Month LIBOR	2.750%	9/23/26	BB–	44,880
89	Prime Security Services Borrower, LLC, Term Loan	3.500%	6-Month LIBOR	2.750%	9/23/26	BB–	89,760
70	Prime Security Services Borrower, LLC, Term Loan	3.500%	1-Month LIBOR	2.750%	9/23/26	BB–	69,914
45	Prime Security Services Borrower, LLC, Term Loan	3.500%	3-Month LIBOR	2.750%	9/23/26	BB–	44,880
64	Sabert Corporation, Term Loan B	5.500%	1-Month LIBOR	4.500%	12/10/26	B	64,035
12	Trans Union, LLC, Term Loan B5	1.854%	1-Month LIBOR	1.750%	11/13/26	BBB–	11,969
23	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 2.500%, PIK 6.500%)	3.500%	3-Month LIBOR	2.500%	2/28/25	B–	24,552
37	West Corporation, Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	35,929
487	WEX Inc., Term Loan	2.354%	1-Month LIBOR	2.250%	4/01/28	Ba2	483,492
1,734	Total Commercial Services & Supplies						1,730,124

	Communications Equipment – 0.4%

91	CommScope, Inc., Term Loan B	3.346%	1-Month LIBOR	3.250%	4/04/26	Ba3	90,869
25	MetroNet Systems Holdings, LLC, Delayed Draw Term Loan (10)	0.000%	N/A	N/A	6/02/28	B2	25,066
225	MetroNet Systems Holdings, LLC, Term Loan, First Lien	4.500%	3-Month LIBOR	4.000%	6/02/28	B2	225,591
33	Riverbed Technology, Inc., Term Loan B	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	31,510
325	Univision Communications Inc., Term Loan C5	2.854%	1-Month LIBOR	2.750%	3/15/24	B	325,361
699	Total Communications Equipment						698,397

	Construction & Engineering – 0.8%

750	AECOM Technology Corporation, Term Loan B	1.854%	1-Month LIBOR	1.750%	4/13/28	BBB–	750,705
375	Brown Group Holding, LLC, Term Loan B	3.250%	3-Month LIBOR	2.750%	6/07/28	B+	373,500
200	Frontdoor Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	200,625
1,325	Total Construction & Engineering						1,324,830

	Containers & Packaging – 0.2%

331	Reynolds Consumer Products LLC, Term Loan	1.854%	1-Month LIBOR	1.750%	2/04/27	BBB–	329,293

	Distributors – 0.4%

250	HD Supply Waterworks, Ltd. (Core & Main) Refinanced Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	248,907
397	Univar Solutions USA Inc. Term B-6 Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	396,522
647	Total Distributors						645,429

	Diversified Financial Services – 0.9%

24	Avaya, Inc., DIP Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	24,195
750	FleetCor Technologies Operating Co LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	749,925

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Diversified Financial Services (continued)

$332	Lions Gate Capital Holdings LLC, Term Loan B	2.354%	1-Month LIBOR	2.250%	3/24/25	Ba2	$330,179
376	Verscend Holding Corp., Term Loan B	4.104%	1-Month LIBOR	4.000%	8/27/25	BB–	377,683
1,482	Total Diversified Financial Services						1,481,982

	Diversified Telecommunication Services – 1.1%

60	Altice France S.A., Term Loan B12	3.871%	3-Month LIBOR	3.688%	1/31/26	B	59,770
488	Altice France S.A., Term Loan B13	4.155%	3-Month LIBOR	4.000%	8/14/26	B	487,473
798	CenturyLink, Inc., Term Loan B	2.354%	1-Month LIBOR	2.250%	3/15/27	BBB–	787,887
10	Frontier Communications Corp., DIP Exit Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	10,372
2	Frontier Communications Corp., DIP Exit Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	1,867
40	Intelsat Jackson Holdings S.A., Term Loan B4, (11)	8.750%	Prime	5.500%	1/02/24	N/R	40,834
64	Intelsat Jackson Holdings S.A., Term Loan B5, (11)	8.625%	N/A	N/A	1/02/24	N/R	65,292
445	Zayo Group Holdings, Inc., Term Loan	3.104%	1-Month LIBOR	3.000%	3/09/27	B1	441,255
1,907	Total Diversified Telecommunication Services						1,894,750

	Electric Utilities – 0.0%

3	Vistra Operations Company LLC, Term Loan, First Lien B3, (DD1)	1.854%	1-Month LIBOR	1.750%	12/31/25	BBB–	2,934

	Electrical Equipment – 0.3%

276	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/12/27	Baa2	272,754
280	Ingram Micro Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	280,831
556	Total Electrical Equipment						553,585

	Entertainment – 0.3%

19	AMC Entertainment Holdings, Inc. , Term Loan B, (DD1)	3.086%	1-Month LIBOR	3.000%	4/22/26	B–	18,303
41	Crown Finance US, Inc., Incremental Term Loan, (DD1)	3.750%	6-Month LIBOR	2.750%	9/20/26	CCC	35,333
295	Crown Finance US, Inc., Term Loan	3.500%	6-Month LIBOR	2.500%	2/28/25	CCC	260,851
25	Metro-Goldwyn-Mayer Inc., Term Loan, First Lien	2.610%	1-Month LIBOR	2.500%	7/03/25	BB–	24,479
249	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	2.854%	1-Month LIBOR	2.750%	5/16/25	B	245,357
629	Total Entertainment						584,323

	Food Products – 0.3%

207	B&G Foods, Inc., Term Loan B4	2.604%	1-Month LIBOR	2.500%	10/10/26	BB	206,791
386	Froneri International Ltd., Term Loan	2.354%	1-Month LIBOR	2.250%	1/31/27	B+	380,864
593	Total Food Products						587,655

	Health Care Equipment & Supplies – 0.3%

500	Insulet Corp	3.750%	1-Month LIBOR	2.750%	5/04/28	Ba3	501,720

	Health Care Providers & Services – 1.3%

167	Gates Global LLC, Term Loan B3	3.500%	1-Month LIBOR	2.750%	3/31/27	B+	166,682
498	Global Medical Response, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	500,520
330	Onex TSG Intermediate Corp., Term Loan B	5.500%	3-Month LIBOR	4.750%	2/26/28	B	332,837
226	Phoenix Guarantor Inc, Term Loan B	3.341%	1-Month LIBOR	3.250%	3/05/26	B1	224,616
249	Phoenix Guarantor Inc, Term Loan B3	3.573%	1-Month LIBOR	3.500%	3/05/26	B1	248,214
716	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (DD1)	3.854%	1-Month LIBOR	3.750%	11/16/25	B1	714,842
2,186	Total Health Care Providers & Services						2,187,711

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Health Care Technology – 0.5%

$548	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	$548,068
246	Zelis Healthcare Corporation, Term Loan	3.592%	1-Month LIBOR	3.500%	9/30/26	B	245,878
794	Total Health Care Technology						793,946

	Hotels, Restaurants & Leisure – 3.6%

917	1011778 B.C. Unlimited Liability Company, Term Loan B4	1.854%	1-Month LIBOR	1.750%	11/19/26	BB+	905,873
117	24 Hour Fitness Worldwide, Inc., Exit Term Loan, (cash 1.000%, PIK 5.000%)	6.000%	3-Month LIBOR	5.000%	12/29/25	B3	104,093
376	Aramark Services, Inc., Term Loan B3	1.854%	1-Month LIBOR	1.750%	3/11/25	BB+	373,155
352	Caesars Resort Collection, LLC, Term Loan B, First Lien	2.854%	1-Month LIBOR	2.750%	12/22/24	B+	349,711
499	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	495,308
46	Crown Finance US, Inc., Term Loan B1, (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	57,515
997	Golden Nugget, Inc., Incremental Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	991,033
500	Hilton Grand Vacations Borrower LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	500,860
261	Hilton Worldwide Finance, LLC, Term Loan B2	1.842%	1-Month LIBOR	1.750%	6/21/26	BBB–	259,472
150	IRB Holding Corp, Term Loan	4.250%	3-Month LIBOR	3.250%	12/15/27	B	149,800
479	KFC Holding Co., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	480,006
436	Marriott Ownership Resorts, Inc., Term Loan B	1.854%	1-Month LIBOR	1.750%	8/31/25	Ba1	430,884
214	PCI Gaming Authority, Term Loan	2.604%	1-Month LIBOR	2.500%	5/31/26	BBB–	213,190
250	Scientific Games International, Inc., Term Loan B5, (WI/DD)	TBD	TBD	TBD	TBD	B+	248,507
601	SeaWorld Parks & Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	598,114
6,195	Total Hotels, Restaurants & Leisure						6,157,521

	Household Durables – 0.1%

271	Serta Simmons Bedding, LLC, Term Loan, (11)	8.500%	1-Month LIBOR	7.500%	8/10/23	B–	260,048

	Household Products – 0.2%

279	Reynolds Group Holdings Inc. , Term Loan	2.854%	1-Month LIBOR	2.750%	2/05/23	B+	279,030

	Insurance – 0.8%

247	Acrisure, LLC, Term Loan B	3.604%	3-Month LIBOR	3.500%	2/15/27	B	244,586
500	Alliant Holdings Intermediate, LLC, Term Loan B3, (WI/DD)	TBD	TBD	TBD	TBD	B	501,493
233	Asurion LLC, Term Loan B6	3.104%	1-Month LIBOR	3.000%	11/03/23	Ba3	232,068
249	Asurion LLC, Term Loan B8	3.354%	1-Month LIBOR	3.250%	12/23/26	Ba3	246,841
198	Broadstreet Partners, Inc., Term Loan B	3.354%	1-Month LIBOR	3.250%	1/27/27	B1	196,093
1,427	Total Insurance						1,421,081

	Interactive Media & Services – 0.4%

750	Rackspace Technology Global, Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	746,865

	Internet & Direct Marketing Retail – 0.1%

249	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	249,784

	Internet Software & Services – 0.3%

155	Banff Merger Sub Inc, Term Loan	3.854%	1-Month LIBOR	3.750%	10/02/25	B2	153,750
290	Uber Technologies, Inc., Term Loan, First Lien B	3.604%	1-Month LIBOR	3.500%	4/04/25	B+	290,538
445	Total Internet Software & Services						444,288

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	IT Services – 0.5%

$141	Intrado Corporation, Term Loan	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	$137,804
74	Intrado Corporation, Term Loan	5.000%	2-Month LIBOR	4.000%	10/10/24	BB–	73,049
250	McAfee, LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	250,219
423	Tempo Acquisition LLC, ExtendedTerm Loan	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	423,737
888	Total IT Services						884,809

	Leisure Products – 0.1%

248	SRAM, LLC , Term Loan B	3.250%	3-Month LIBOR	2.750%	5/18/28	BB–	247,108

	Life Sciences Tools & Services – 0.9%

750	Parexel International Corporation, Term Loan B	2.845%	1-Month LIBOR	2.750%	9/27/24	B2	746,779
748	PPD, Inc., Initial Term Loan	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	748,185
1,498	Total Life Sciences Tools & Services						1,494,964

	Machinery – 0.3%

295	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	296,024
247	Vertiv Group Corporation, Term Loan B	2.836%	1-Month LIBOR	2.750%	3/02/27	B+	245,760
542	Total Machinery						541,784

	Marine – 0.0%

110	HGIM Corp., Exit Term Loan	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa3	82,323

	Media – 3.8%

750	Cable One, Inc., Term Loan B4	2.104%	1-Month LIBOR	2.000%	5/03/28	BB+	748,594
462	Charter Communications Operating, LLC, Term Loan B2	1.860%	1-Month LIBOR	1.750%	2/01/27	BBB–	459,155
440	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.686%	3-Month LIBOR	3.500%	8/21/26	B1	430,237
864	CSC Holdings, LLC, Incremental Term Loan	2.323%	1-Month LIBOR	2.250%	1/15/26	BB	853,350
98	CSC Holdings, LLC, Term Loan B1	2.323%	1-Month LIBOR	2.250%	7/17/25	BB	97,093
359	CSC Holdings, LLC, Term Loan B5	2.573%	1-Month LIBOR	2.500%	4/15/27	BB	356,715
28	Cumulus Media New Holdings Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	27,754
34	Diamond Sports Group, LLC, Term Loan	3.360%	1-Month LIBOR	3.250%	8/24/26	B2	20,688
460	iHeartCommunications, Inc., Term Loan	3.104%	1-Month LIBOR	3.000%	5/01/26	B+	457,018
137	Intelsat Jackson Holdings S.A., DIP Term Loan, (11)	6.500%	3-Month LIBOR	5.500%	7/13/21	N/R	138,576
311	Intelsat Jackson Holdings S.A., Term Loan B3, (11)	8.000%	Prime	4.750%	11/27/23	N/R	316,673
79	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	81,044
386	Meredith Corporation, Term Loan B2	2.604%	1-Month LIBOR	2.500%	1/31/25	BB–	384,741
152	Nexstar Broadcasting, Inc., Term Loan B3	2.345%	1-Month LIBOR	2.250%	1/17/24	BBB–	151,434
266	Sinclair Television Group Inc., Term Loan B1	2.350%	1-Month LIBOR	2.250%	1/03/24	Ba2	263,620
317	Springer Nature Deutschland GmbH, Term Loan B18	3.750%	1-Month LIBOR	3.000%	8/14/26	B+	317,796
750	Virgin Media Bristol LLC, Term Loan N, (DD1)	2.573%	1-Month LIBOR	2.500%	1/31/28	BB+	744,116
194	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	193,793
500	Ziggo Financing Partnership, Term Loan I, (WI/DD)	TBD	TBD	TBD	TBD	BB	495,243
6,587	Total Media						6,537,640

	Multiline Retail – 0.1%

215	EG America LLC, Term Loan	4.146%	3-Month LIBOR	4.000%	2/05/25	B–	213,798

	Oil, Gas & Consumable Fuels – 0.5%

500	DT Midstream Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	501,472
80	Fieldwood Energy LLC, DIP Delayed Draw Term Loan, (10), (11)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	83,066

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Oil, Gas & Consumable Fuels (continued)

$553	Fieldwood Energy LLC, Exit Term Loan, First Lien, (11)	0.000%	N/A	N/A	4/11/22	N/R	$298,359
267	Fieldwood Energy LLC, Term Loan, Second Lien, (11)	0.000%	N/A	N/A	4/11/23	N/R	26,713
1,400	Total Oil, Gas & Consumable Fuels						909,610

	Paper & Forest Products – 0.1%

114	Asplundh Tree Expert, LLC, Term Loan B	1.854%	1-Month LIBOR	1.750%	9/04/27	BBB-	113,892

	Personal Products – 0.2%

250	Conair Holdings, LLC, Term Loan B	4.250%	3-Month LIBOR	3.750%	5/17/28	B1	250,844
45	Journey Personal Care Corp., Term Loan B	5.000%	3-Month LIBOR	4.250%	3/01/28	B	45,169
295	Total Personal Products						296,013

	Pharmaceuticals – 1.3%

515	Bausch Health Companies Inc., Term Loan B	3.104%	1-Month LIBOR	3.000%	6/02/25	BB	512,978
240	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	232,157
568	Gainwell Acquisition Corp., Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	BB-	570,537
250	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	4/22/28	BB+	251,074
21	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	D	20,924
625	Organon & Co, Term Loan, (DD1)	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	626,434
2,219	Total Pharmaceuticals						2,214,104

	Professional Services – 0.8%

299	ASGN Incorporated, Term Loan B3	1.854%	1-Month LIBOR	1.750%	4/02/25	BBB-	299,058
649	Ceridian HCM Holding Inc., Term Loan B, (DD1)	2.594%	1-Week LIBOR	2.500%	4/30/25	B+	639,800
249	Dun & Bradstreet Corporation, Term Loan	3.345%	1-Month LIBOR	3.250%	2/08/26	BB+	248,477
274	Nielsen Finance LLC, Term Loan B4	2.081%	1-Month LIBOR	2.000%	10/04/23	BBB-	274,261
1,471	Total Professional Services						1,461,596

	Road & Rail – 0.7%

220	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	220,294
216	Fly Funding II S.a.r.l., Term Loan B	1.920%	3-Month LIBOR	1.750%	8/09/25	BB+	212,629
494	Genesee & Wyoming Inc. (New), Term Loan	2.147%	3-Month LIBOR	2.000%	12/30/26	BB+	490,978
253	Hertz Corporation, (The), Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	253,508
48	Hertz Corporation, (The), Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	47,756
1,231	Total Road & Rail						1,225,165

	Semiconductors & Semiconductor Equipment – 0.3%

437	MKS Instruments, Inc., Term Loan B6	1.854%	1-Month LIBOR	1.750%	2/02/26	BB+	435,480

	Software – 2.6%

330	Apttus Corporation, Term Loan	5.000%	3-Month LIBOR	4.250%	5/06/28	BB	332,812
500	Delta TopCo, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	12/01/27	B2	501,772
594	Epicor Software Corporation, Term Loan, (DD1)	4.000%	1-Month LIBOR	3.250%	7/31/27	B2	593,679
499	Informatica LLC,, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	496,471
120	MA FinanceCo., LLC, Term Loan B3	2.854%	1-Month LIBOR	2.750%	6/21/24	BB	119,370
147	McAfee, LLC, Term Loan B	3.846%	1-Month LIBOR	3.750%	9/29/24	BB	147,188
358	Proofpoint Inc., First Lien, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB-	356,436
80	RealPage, Inc, Term Loan, First Lien	3.750%	1-Month LIBOR	3.250%	4/22/28	B+	79,855
813	Seattle Spinco, Inc., Term Loan B3	2.854%	1-Month LIBOR	2.750%	6/21/24	BB	806,134
578	Sophia, L.P., Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	579,194
157	SS&C European Holdings Sarl, Term Loan B4	1.854%	1-Month LIBOR	1.750%	4/16/25	BB+	154,931

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)		Ratings (9)	Value

	Software (continued)

$206	SS&C Technologies Inc., Term Loan B3	1.854%	1-Month LIBOR	1.750%	4/16/25		BB+	$203,920
89	ZoomInfo LLC, Term Loan B	3.104%	1-Month LIBOR	3.000%	2/01/26		BB-	89,196
4,471	Total Software							4,460,958

	Specialty Retail – 0.3%

200	Birkenstock US BidCo Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD		BB-	200,333
370	PetSmart, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	2/12/28		BB-	370,740
570	Total Specialty Retail							571,073

	Technology Hardware, Storage & Peripherals – 0.5%

301	Dell International LLC, Term Loan B	2.000%	1-Month LIBOR	1.750%	9/19/25		BBB-	300,670
244	NCR Corporation, Term Loan	2.690%	3-Month LIBOR	2.500%	8/28/26		BB+	242,237
249	Peraton Corp., Term Loan B	4.500%	1-Month LIBOR	3.750%	2/01/28		BB-	250,535
794	Total Technology Hardware, Storage & Peripherals							793,442

	Wireless Telecommunication Services – 0.1%

250	GOGO Intermediate Holdings LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD		B-	249,937
49,215	Total Variable Rate Senior Loan Interests (cost $48,662,526)							48,478,287

Principal Amount (000)	Description (1)			Coupon	Maturity		Ratings (9)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.5% (3.7% of Total Investments)

	Automobiles – 0.3%

$175	General Motors Financial Co Inc			5.700%	N/A	(12)	BB+	$196,000
240	General Motors Financial Co Inc			6.500%	N/A	(12)	BB+	268,800
415	Total Automobiles							464,800

	Banks – 3.0%

70	Bank of America Corp			6.300%	N/A	(12)	BBB+	80,774
75	Bank of America Corp			6.100%	N/A	(12)	BBB+	84,215
300	Bank of America Corp			6.500%	N/A	(12)	BBB+	339,750
350	CIT Group Inc, (5)			5.800%	N/A	(12)	Ba3	361,504
350	Citigroup Inc, (5)			6.250%	N/A	(12)	BBB-	408,964
50	Citigroup Inc			4.000%	N/A	(12)	BBB–	51,688
275	Citizens Financial Group Inc, (3-Month LIBOR reference rate + 3.960% spread), (13)			4.154%	N/A	(12)	BB+	275,000
50	CoBank ACB			6.250%	N/A	(12)	BBB+	55,750
575	JPMorgan Chase & Co, (5)			6.750%	N/A	(12)	BBB+	637,589
450	M&T Bank Corp, (5)			6.450%	N/A	(12)	Baa2	497,250
50	M&T Bank Corp			5.125%	N/A	(12)	Baa2	55,062
550	PNC Financial Services Group Inc, (5)			6.750%	N/A	(12)	Baa2	550,525
245	Regions Financial Corp			5.750%	N/A	(12)	BB+	273,788
200	SVB Financial Group			4.100%	N/A	(12)	Baa2	202,874
500	Truist Financial Corp, (5)			4.950%	N/A	(12)	Baa2	549,250
225	Wells Fargo & Co			5.875%	N/A	(12)	Baa2	251,980
500	Zions Bancorp NA, (5)			7.200%	N/A	(12)	BB+	546,225
4,815	Total Banks							5,222,188

	Capital Markets – 0.6%

125	Charles Schwab Corp			7.000%	N/A	(12)	BBB	129,062
300	Charles Schwab Corp			5.375%	N/A	(12)	BBB	331,590
236	Goldman Sachs Group Inc			4.950%	N/A	(12)	BBB–	252,251
100	Goldman Sachs Group Inc			5.300%	N/A	(12)	BBB–	112,110
217	Northern Trust Corp			4.600%	N/A	(12)	BBB+	233,275
978	Total Capital Markets							1,058,288

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (9)	Value

	Consumer Finance – 0.7%

$459	Ally Financial Inc, (5)	4.700%	N/A	(12)	BB–	$474,972
50	Capital One Financial Corp	3.950%	N/A	(12)	Baa3	51,062
340	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (13)	3.935%	N/A	(12)	Baa3	341,217
275	Discover Financial Services	5.500%	N/A	(12)	Ba2	294,583
1,124	Total Consumer Finance					1,161,834

	Diversified Financial Services – 0.3%

275	American AgCredit Corp, 144A	5.250%	N/A	(12)	BB+	279,469
225	Voya Financial Inc	6.125%	N/A	(12)	BBB–	243,000
500	Total Diversified Financial Services					522,469

	Food Products – 0.2%

300	Land O’ Lakes Inc, 144A	8.000%	N/A	(12)	BB	322,125

	Insurance – 0.2%

250	Progressive Corp	5.375%	N/A	(12)	BBB+	262,123
175	SBL Holdings Inc, 144A	6.500%	N/A	(12)	BB	173,906
425	Total Insurance					436,029

	Multi-Utilities – 0.2%

300	Sempra Energy	4.875%	N/A	(12)	BBB–	325,500
8,857	Total $1,000 Par (or similar) Institutional Preferred (cost $9,030,884)					9,513,233

Shares	Description (1)	Coupon			Ratings (9)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 4.2% (2.8% of Total Investments)

	Banks – 1.7%

5,000	Citigroup Inc	7.125%			BBB–	$141,950
4,625	CoBank ACB, (3)	6.250%			BBB+	485,625
1,183	CoBank ACB, (3)	6.125%			BBB+	120,666
8,622	Fifth Third Bancorp	6.625%			Baa3	250,814
8,662	FNB Corp/PA, (5)	7.250%			Ba1	245,135
15,475	Huntington Bancshares Inc/OH	6.250%			Baa3	387,030
6,050	KeyCorp	6.125%			Baa3	185,009
5,900	People’s United Financial Inc	5.625%			BB+	169,035
6,844	Regions Financial Corp	6.375%			BB+	197,928
9,900	SVB Financial Group	5.250%			Baa2	268,290
16,300	US Bancorp	6.500%			A3	422,007
	Total Banks					2,873,489

	Capital Markets – 0.6%

16,725	Morgan Stanley	7.125%			Baa3	483,687
5,400	Morgan Stanley	6.875%			Baa3	152,820
4,796	Stifel Financial Corp	6.250%			BB–	123,161
9,050	Stifel Financial Corp	6.250%			BB–	247,970
	Total Capital Markets					1,007,638

	Consumer Finance – 0.1%

6,448	Synchrony Financial	5.625%			BB–	176,417

	Electric Utilities – 0.2%

13,200	Duke Energy Corp, (5)	5.750%			BBB–	379,236

	Food Products – 0.3%

8,257	CHS Inc	7.875%			N/R	234,829
9,389	CHS Inc	7.100%			N/R	267,681
1,705	CHS Inc	6.750%			N/R	48,371
	Total Food Products					550,881

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)			Coupon		Ratings (9)	Value

	Insurance – 1.0%

15,015	Allstate Corp			5.625%		BBB–	$411,261
9,800	Athene Holding Ltd			6.350%		BBB	288,120
8,100	Athene Holding Ltd			6.375%		BBB	228,663
12,900	Enstar Group Ltd, (5)			7.000%		BB+	381,582
16,100	MetLife Inc			5.625%		Baa2	447,741
	Total Insurance						1,757,367

	Thrifts & Mortgage Finance – 0.3%

15,000	Federal Agricultural Mortgage Corp			5.700%		N/R	407,850
6,200	New York Community Bancorp Inc			6.375%		Ba2	179,366
	Total Thrifts & Mortgage Finance						587,216
	Total $25 Par (or similar) Retail Preferred (cost $6,847,160)						7,332,244

Shares	Description (1)			Coupon		Ratings (9)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.0% (2.7% of Total Investments)

	Banks – 0.4%

225	Bank of America Corp			7.250%		BBB+	$318,600
295	Wells Fargo & Co			7.500%		Baa2	450,232
	Total Banks						768,832

	Life Sciences Tools & Services – 1.2%

19,040	Avantor Inc, (5)			6.250%		N/R	2,086,023

	Semiconductors & Semiconductor Equipment – 2.4%

2,690	Broadcom Inc, (5)			8.000%		N/R	4,088,450
	Total Convertible Preferred Securities (cost $5,103,077)						6,943,305

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity		Value

	STRUCTURED NOTES – 0.7% (0.4% of Total Investments)

24,000	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Teradata Corp (Cap 125.77% of Issue Price), 144A, (3)	16.000%	$39.5238	$49.7091	9/29/21		$1,120,269
	Total Structured Notes (cost $948,571)						1,120,269

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (9)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%

$26	iHeartCommunications Inc			8.375%	5/01/27	CCC+	$27,890
$26	Total Corporate Bonds (cost $27,189)						27,890

Shares	Description (1)						Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Entertainment – 0.0%

13,214	Cineworld Warrant, (3)						$6,078
	Total Warrants (cost $—)						6,078
	Total Long-Term Investments (cost $193,420,740)						246,100,906

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value

	SHORT-TERM INVESTMENTS – 8.0% (5.4% of Total Investments)

	REPURCHASE AGREEMENTS – 2.3% (1.6% of Total Investments)

$3,991	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $3,990,771, collateralized by $4,145,900, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $4,070,596	0.000%	7/01/21		$3,990,771

	INVESTMENT COMPANIES – 5.7% (3.8% of Total Investments)

9,968,581	BlackRock Liquidity Funds T-Fund	0.005% (14)	N/A		9,968,581
	Total Short-Term Investments (cost $13,959,352)				13,959,352
	Total Investments (cost $207,380,092) – 150.2%				260,060,258
	Borrowings – (43.7)% (15), (16)				(75,650,000)
	Other Assets Less Liabilities – (6.5)% (17)				(11,314,133)
	Net Assets Applicable to Common Shares – 100%				$173,096,125

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (18)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$41,800,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(2,841,604)	$(2,841,604)

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2.

(4)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(5)	Investment, or portion of investment, is hypothecated as described in Notes to Financial Statments. The total value of investments hypothecated as of the end of the reporting period was $62,048,374.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(7)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(10)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(11)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(12)	Perpetual security. Maturity date is not applicable.

(13)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(14)	The rate shown is the one-day yield as of the end of the reporting period.

(15)	Borrowings as a percentage of Total Investments is 29.1%.

(16)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $154,340,202 have been pledged as collateral for borrowings.

(17)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(18)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JTD	Nuveen Tax-Advantaged Dividend Growth Fund Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 142.3% (97.5% of Total Investments)

	COMMON STOCKS – 107.3% (73.5% of Total Investments)

	Aerospace & Defense – 2.7%

107,807	BAE Systems PLC , ADR, (2)	$3,155,511
9,388	Lockheed Martin Corp	3,551,950
	Total Aerospace & Defense	6,707,461

	Banks – 4.7%

36,760	BOC Hong Kong Holdings Ltd , ADR	2,494,578
31,163	JPMorgan Chase & Co	4,847,093
63,603	Toronto-Dominion Bank	4,455,390
	Total Banks	11,797,061

	Beverages – 1.3%

22,986	PepsiCo Inc, (2)	3,405,836

	Biotechnology – 1.4%

32,333	AbbVie Inc	3,641,989

	Building Products – 1.4%

18,624	Trane Technologies PLC, (2)	3,429,423

	Capital Markets – 4.1%

34,148	Charles Schwab Corp, (2)	2,486,316
9,964	CME Group Inc, (3)	2,119,143
49,659	Macquarie Group Ltd , ADR	5,831,948
	Total Capital Markets	10,437,407

	Chemicals – 6.0%

27,244	International Flavors & Fragrances Inc, (2)	4,070,254
144,464	Koninklijke DSM NV , ADR	6,758,026
15,035	Linde PLC	4,346,618
	Total Chemicals	15,174,898

	Communications Equipment – 3.6%

89,214	Cisco Systems Inc	4,728,342
19,975	Motorola Solutions Inc, (3)	4,331,579
	Total Communications Equipment	9,059,921

	Consumer Finance – 1.5%

23,439	American Express Co	3,872,826

	Containers & Packaging – 2.6%

393,431	Amcor PLC, (2)	4,508,719
14,463	Packaging Corp of America, (2)	1,958,580
	Total Containers & Packaging	6,467,299

	Diversified Financial Services – 1.7%

49,239	ORIX Corp , ADR, (2)	4,168,574

	Diversified Telecommunication Services – 2.5%

95,951	AT&T Inc	2,761,470
268,016	HKT Trust & HKT Ltd , ADR, (2)	3,651,396
	Total Diversified Telecommunication Services	6,412,866

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Value

	Electric Utilities – 3.0%

46,204	NextEra Energy Inc, (3)	$3,385,829
203,027	SSE PLC , ADR	4,218,901
	Total Electric Utilities	7,604,730

	Electronic Equipment, Instruments & Components – 0.5%

65,649	Alps Alpine Co Ltd , ADR, (2)	1,387,623

	Food Products – 2.3%

35,640	Mondelez International Inc	2,225,362
28,733	Nestle SA , ADR	3,584,154
	Total Food Products	5,809,516

	Gas Utilities – 1.6%

341,866	Snam SpA , ADR	3,952,826

	Health Care Equipment & Supplies – 2.0%

34,053	Baxter International Inc	2,741,266
18,497	Medtronic PLC	2,296,033
	Total Health Care Equipment & Supplies	5,037,299

	Health Care Providers & Services – 2.9%

7,008	Anthem Inc	2,675,654
11,584	UnitedHealth Group Inc	4,638,697
	Total Health Care Providers & Services	7,314,351

	Hotels, Restaurants & Leisure – 2.7%

15,125	McDonald’s Corp	3,493,724
51,301	Restaurant Brands International Inc, (3)	3,305,836
	Total Hotels, Restaurants & Leisure	6,799,560

	Household Products – 2.5%

34,828	Colgate-Palmolive Co, (3)	2,833,258
191,864	Reckitt Benckiser Group PLC , ADR, (2)	3,434,366
	Total Household Products	6,267,624

	Industrial Conglomerates – 1.4%

16,233	Honeywell International Inc, (2)	3,560,709

	Insurance – 3.5%

69,039	AIA Group Ltd , ADR	3,433,310
14,526	Chubb Ltd	2,308,762
21,655	Marsh & McLennan Cos Inc, (2)	3,046,425
	Total Insurance	8,788,497

	IT Services – 4.0%

18,407	Accenture PLC, Class A, (3)	5,426,200
32,057	Fidelity National Information Services Inc, (2)	4,541,515
	Total IT Services	9,967,715

	Media – 1.9%

84,039	Comcast Corp, Class A, (3)	4,791,904

	Multi-Utilities – 0.9%

26,753	WEC Energy Group Inc, (2), (3)	2,379,679

	Oil, Gas & Consumable Fuels – 5.1%

24,355	Chevron Corp, (2)	2,550,943
102,301	Enbridge Inc, (2)	4,096,132
35,340	Phillips 66	3,032,879
71,485	TotalEnergies SE , ADR	3,235,411
	Total Oil, Gas & Consumable Fuels	12,915,365

Shares	Description (1)	Value

	Personal Products – 1.2%

52,548	Unilever PLC , ADR, (2)	$3,074,058

	Pharmaceuticals – 10.2%

311,133	Astellas Pharma Inc , ADR	5,405,936
46,378	Hikma Pharmaceuticals PLC , ADR	3,134,239
23,757	Johnson & Johnson, (2)	3,913,728
31,060	Merck & Co Inc	2,415,536
68,795	Novo Nordisk A/S , ADR, (2)	5,762,957
95,845	Sanofi , ADR, (2)	5,047,198
	Total Pharmaceuticals	25,679,594

	Professional Services – 1.3%

82,025	Experian PLC , ADR	3,174,368

	Real Estate Management & Development – 1.7%

747,797	CapitaLand Ltd , ADR, (2)	4,172,707

	Road & Rail – 1.6%

18,140	Union Pacific Corp, (2)	3,989,530

	Semiconductors & Semiconductor Equipment – 2.9%

6,307	Broadcom Inc	3,007,430
22,981	Texas Instruments Inc, (2)	4,419,246
	Total Semiconductors & Semiconductor Equipment	7,426,676

	Software – 5.0%

28,476	Microsoft Corp, (3)	7,714,148
34,421	SAP SE , ADR	4,834,774
	Total Software	12,548,922

	Specialty Retail – 2.7%

20,945	Lowe’s Cos Inc, (2)	4,062,702
40,191	TJX Cos Inc	2,709,677
	Total Specialty Retail	6,772,379

	Technology Hardware, Storage & Peripherals – 2.8%

51,208	Apple Inc, (2)	7,013,448

	Textiles, Apparel & Luxury Goods – 3.4%

19,545	adidas AG , ADR	3,650,615
31,334	LVMH Moet Hennessy Louis Vuitton SE , ADR, (2)	4,944,505
	Total Textiles, Apparel & Luxury Goods	8,595,120

	Tobacco – 1.5%

37,983	Philip Morris International Inc	3,764,495

	Trading Companies & Distributors – 2.0%

88,974	ITOCHU Corp , ADR, (2)	5,118,674

	Wireless Telecommunication Services – 3.2%

307,984	KDDI Corp , ADR	4,795,310
190,080	Vodafone Group PLC , ADR	3,256,070
	Total Wireless Telecommunication Services	8,051,380
	Total Common Stocks (cost $180,311,289)	270,534,310

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 18.7% (12.9% of Total Investments)

	Auto Components – 0.4%

$450	Adient US LLC, 144A	9.000%	4/15/25	BB–	$495,562
400	American Axle & Manufacturing Inc	6.500%	4/01/27	B	424,000
850	Total Auto Components				919,562

	Automobiles – 0.8%

757	General Motors Financial Co Inc	5.700%	N/A (5)	BB+	847,840
1,045	General Motors Financial Co Inc	6.500%	N/A (5)	BB+	1,170,400
1,802	Total Automobiles				2,018,240

	Banks – 8.3%

170	Bank of America Corp	6.300%	N/A (5)	BBB+	196,165
2,110	Bank of America Corp	6.500%	N/A (5)	BBB+	2,389,575
1,700	CIT Group Inc	5.800%	N/A (5)	Ba3	1,755,879
1,975	Citigroup Inc	6.250%	N/A (5)	BBB–	2,307,728
925	Citizens Financial Group Inc, (3-Month LIBOR reference rate + 3.960% spread), (6)	4.154%	N/A (5)	BB+	925,000
275	CoBank ACB	6.250%	N/A (5)	BBB+	306,625
2,775	JPMorgan Chase & Co	6.750%	N/A (5)	BBB+	3,077,059
125	JPMorgan Chase & Co	6.100%	N/A (5)	BBB+	136,719
625	Lloyds Bank PLC, 144A	12.000%	N/A (5)	Baa3	678,813
975	M&T Bank Corp	6.450%	N/A (5)	Baa2	1,077,375
2,000	PNC Financial Services Group Inc	6.750%	N/A (5)	Baa2	2,001,910
805	Regions Financial Corp	5.750%	N/A (5)	BB+	899,587
910	SVB Financial Group	4.000%	N/A (5)	Baa2	926,198
1,200	Truist Financial Corp	4.950%	N/A (5)	Baa2	1,318,200
1,500	Wells Fargo & Co	5.875%	N/A (5)	Baa2	1,679,865
1,150	Zions Bancorp NA	7.200%	N/A (5)	BB+	1,256,317
19,220	Total Banks				20,933,015

	Capital Markets – 0.8%

550	Charles Schwab Corp	7.000%	N/A (5)	BBB	567,875
850	Charles Schwab Corp	5.375%	N/A (5)	BBB	939,505
550	Goldman Sachs Group Inc	5.300%	N/A (5)	BBB–	616,605
1,950	Total Capital Markets				2,123,985

	Consumer Finance – 1.5%

981	Ally Financial Inc	4.700%	N/A (5)	BB–	1,016,022
400	Ally Financial Inc	4.700%	N/A (5)	BB–	405,120
245	Capital One Financial Corp	3.950%	N/A (5)	Baa3	250,206
845	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (6)	3.935%	N/A (5)	Baa3	848,025
1,250	Discover Financial Services	5.500%	N/A (5)	Ba2	1,339,013
3,721	Total Consumer Finance				3,858,386

	Diversified Financial Services – 0.8%

925	American AgCredit Corp, 144A	5.250%	N/A (5)	BB+	940,031
990	Voya Financial Inc	6.125%	N/A (5)	BBB–	1,069,200
1,915	Total Diversified Financial Services				2,009,231

	Electric Utilities – 1.1%

1,610	Emera Inc	6.750%	6/15/76	BB+	1,885,713
850	NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	987,728
2,460	Total Electric Utilities				2,873,441

	Food Products – 0.8%

1,950	Land O’ Lakes Inc, 144A	8.000%	N/A (5)	BB	2,093,812

	Health Care Providers & Services – 0.3%

600	Tenet Healthcare Corp, 144A	7.500%	4/01/25	B+	648,078

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Insurance – 2.7%

$325	Enstar Finance LLC	5.750%	9/01/40	BB+	$344,906
895	Liberty Mutual Group Inc, 144A	7.800%	3/15/37	Baa3	1,178,665
300	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	417,750
325	MetLife Inc, 144A	9.250%	4/08/38	BBB	492,851
1,000	MetLife Inc	10.750%	8/01/39	BBB	1,729,055
1,000	Nationwide Financial Services Inc	6.750%	5/15/37	Baa2	1,235,000
500	Progressive Corp	5.375%	N/A (5)	BBB+	524,245
900	SBL Holdings Inc, 144A	6.500%	N/A (5)	BB	894,375
5,245	Total Insurance				6,816,847

	Media – 0.3%

825	DISH DBS Corp	7.375%	7/01/28	B2	887,807

	Multi-Utilities – 0.3%

600	Sempra Energy	4.875%	N/A (5)	BBB–	651,000

	Oil, Gas & Consumable Fuels – 0.4%

800	Transcanada Trust	5.875%	8/15/76	BBB	893,000

	U.S. Agency – 0.2%

525	Farm Credit Bank of Texas, 144A	6.200%	N/A (5)	BBB+	564,375
42,463	Total $1,000 Par (or similar) Institutional Preferred (cost $43,723,211)				47,290,779

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 10.1% (6.9% of Total Investments)

	Banks – 3.6%

30,400	Citigroup Inc	7.125%		BBB–	$863,056
8,700	CoBank ACB, (7)	6.250%		BBB+	913,500
2,209	CoBank ACB, (7)	6.125%		BBB+	225,318
4,750	Farm Credit Bank of Texas, 144A, (7)	6.750%		Baa1	510,625
29,100	Fifth Third Bancorp	6.625%		Baa3	846,519
31,541	FNB Corp/PA	7.250%		Ba1	892,610
32,000	Huntington Bancshares Inc/OH	6.250%		Baa3	800,320
32,975	KeyCorp	6.125%		Baa3	1,008,376
14,188	People’s United Financial Inc	5.625%		BB+	406,486
15,687	Regions Financial Corp	6.375%		BB+	453,668
56,493	US Bancorp	6.500%		A3	1,462,604
30,108	Western Alliance Bancorp	6.250%		N/R	780,700
	Total Banks				9,163,782

	Capital Markets – 1.6%

5,712	B Riley Financial Inc	7.250%		N/R	145,085
58,535	Morgan Stanley	7.125%		Baa3	1,692,832
19,600	Morgan Stanley	6.875%		Baa3	554,680
31,470	Stifel Financial Corp	6.250%		BB–	808,150
31,447	Stifel Financial Corp	6.250%		BB–	861,648
	Total Capital Markets				4,062,395

	Consumer Finance – 0.4%

21,300	Capital One Financial Corp	5.000%		Baa3	578,721
3,563	GMAC Capital Trust I	5.941%		BB–	90,180
17,000	Synchrony Financial	5.625%		BB–	465,120
	Total Consumer Finance				1,134,021

	Diversified Telecommunication Services – 0.3%

32,700	Qwest Corp	6.750%		BBB–	876,033

	Equity Real Estate Investment Trust – 0.4%

17,200	Pebblebrook Hotel Trust, (8)	6.375%		N/R	468,872

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Shares	Description (1)	Coupon		Ratings (4)	Value

	Equity Real Estate Investment Trust (continued)

17,200	Sunstone Hotel Investors Inc	6.125%		N/R	$488,308
	Total Equity Real Estate Investment Trust				957,180

	Food Products – 1.1%

550	CHS Inc	7.875%		N/R	15,642
46,657	CHS Inc	7.100%		N/R	1,330,191
48,065	CHS Inc	6.750%		N/R	1,363,604
	Total Food Products				2,709,437

	Insurance – 1.9%

32,616	Argo Group US Inc	6.500%		BBB–	844,428
31,236	Athene Holding Ltd	6.350%		BBB	918,338
15,300	Athene Holding Ltd	6.375%		BBB	431,919
32,400	Enstar Group Ltd	7.000%		BB+	958,392
33,450	Globe Life Inc	6.125%		BBB+	840,264
27,150	Hartford Financial Services Group Inc	7.875%		Baa2	723,548
	Total Insurance				4,716,889

	Multi-Utilities – 0.4%

32,500	Algonquin Power & Utilities Corp	6.200%		BB+	906,750

	Thrifts & Mortgage Finance – 0.4%

33,214	New York Community Bancorp Inc	6.375%		Ba2	960,881
	Total $25 Par (or similar) Retail Preferred (cost $23,563,107)				25,487,368

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 3.8% (2.6% of Total Investments)

	Automobiles – 0.5%

$350	Ford Motor Co	8.500%	4/21/23	BB+	$390,582
610	Ford Motor Co	9.000%	4/22/25	BB+	752,051
960	Total Automobiles				1,142,633

	Containers & Packaging – 0.2%

425	Sealed Air Corp, 144A	6.875%	7/15/33	BB+	537,591

	Entertainment – 0.5%

1,157	Liberty Interactive LLC	8.500%	7/15/29	BB	1,318,540

	Food & Staples Retailing – 0.4%

975	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	BB	1,070,062

	Interactive Media & Services – 0.3%

710	TripAdvisor Inc, 144A	7.000%	7/15/25	BB–	763,960

	Media – 0.7%

800	Altice Financing SA, 144A	7.500%	5/15/26	B	833,040
575	ViacomCBS Inc	6.875%	4/30/36	BBB	825,528
1,375	Total Media				1,658,568

	Metals & Mining – 0.1%

225	ArcelorMittal SA	7.250%	10/15/39	BBB–	317,841

	Oil, Gas & Consumable Fuels – 0.3%

715	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	747,175

	Semiconductors & Semiconductor Equipment – 0.4%

810	Amkor Technology Inc, 144A	6.625%	9/15/27	BB	873,788

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Specialty Retail – 0.4%

$825	L Brands Inc	6.875%	11/01/35	BB–	$1,044,656
$8,177	Total Corporate Bonds (cost $8,685,624)				9,474,814

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.4% (1.6% of Total Investments)

	Banks – 0.8%

575	Bank of America Corp	7.250%		BBB+	$814,200
825	Wells Fargo & Co	7.500%		Baa2	1,259,123
	Total Banks				2,073,323

	Electric Utilities – 0.5%

17,700	NextEra Energy Inc	6.219%		BBB	874,380
6,600	Southern Co	6.750%		BBB	334,158
	Total Electric Utilities				1,208,538

	Multi-Utilities – 0.4%

3,100	Dominion Energy Inc	7.250%		BBB–	301,103
8,000	Sempra Energy	6.750%		N/R	790,160
	Total Multi-Utilities				1,091,263

	Semiconductors & Semiconductor Equipment – 0.7%

1,050	Broadcom Inc	8.000%		N/R	1,595,864
	Total Convertible Preferred Securities (cost $5,274,995)				5,968,988
	Total Long-Term Investments (cost $261,558,226)				358,756,259

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.7% (2.5% of Total Investments)

	REPURCHASE AGREEMENTS – 3.7% (2.5% of Total Investments)

$9,233	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $9,233,407, collateralized by $6,852,800, Treasury U.S. Government Bonds, 4.250%, due 11/15/40, value $9,418,317	0.000%	7/01/21		$9,233,407
	Total Short-Term Investments (cost $9,233,407)				9,233,407
	Total Investments (cost $270,791,633) – 146.0%				367,989,666
	Borrowings – (43.2)% (9), (10)				(109,000,000)
	Other Assets Less Liabilities – (2.8)% (11)				(6,860,032)
	Net Assets Applicable to Common Shares – 100%				$252,129,634

Investments in Derivatives

Options Written

Description (12)	Type	Number of Contracts	Notional Amount (13)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(100)	$(43,000,000)	$4,300	7/16/2021	$(333,500)
S&P 500® Index	Call	(75)	(32,625,000)	4,350	7/16/2021	(79,875)
S&P 500® Index	Call	(50)	(21,250,000)	4,250	7/16/2021	(351,250)
S&P 500® Index	Call	(25)	(10,687,500)	4,275	7/16/2021	(126,375)
Russell 2000 Index	Call	(19)	(4,465,000)	2,350	7/16/2021	(29,640)
Total Options Written (premiums received $(548,364)		(269)	$(112,027,500)			$(920,640)

JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$52,500,000	Receive	1-Month LIBOR	1.969%	Monthly	6/1/2018	7/1/2025	7/1/2027	$(3,569,000)	$(3,569,000)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, is hypothecated as described in Notes to Financial Statments. The total value of investments hypothecated as of the end of the reporting period was $101,021,843.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2.

(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(9)	Borrowings as a percentage of Total Investments is 29.6%.

(10)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $224,610,443 have been pledged as collateral for borrowings.

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Exchange-traded, unless otherwise noted.

(13)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2021

(Unaudited)

	JDD	JTA	JTD
Assets
Long-term investments, at value (cost $258,888,386, $193,420,740 and $261,558,226, respectively)	$308,441,392	$246,100,906	$358,756,259
Short-term investments, at value (cost approximates value)	18,659,822	13,959,352	9,233,407
Cash	118,951	2,749,577	10,988
Cash denominated in foreign currencies (cost $112,672, $184,759 and $ - , respectively)	112,841	184,097	—
Cash collateral at brokers for investments in futures contracts(1)	128,735	—	—
Unrealized appreciation on forward foreign currency contracts	243,651	—	—
Receivable for:
Dividends	447,113	471,494	704,969
Interest	1,044,404	248,992	797,975
Investments sold	4,753,593	1,088,398	484,325
Reclaims	86,317	220,889	314,356
Other assets	145,990	73,300	56,190
Total assets	334,182,809	265,097,005	370,358,469
Liabilities
Borrowings	94,000,000	75,650,000	109,000,000
Options written, at value (premiums received $ - , $ - , and $548,364, respectively)	—	—	920,640
Unrealized depreciation on:
Forward foreign currency contracts	45,673	—	—
Interest rate swaps	3,820,529	2,841,604	3,569,000
Payable for:
Dividends	3,812,891	2,595,837	4,162,027
Investments purchased – regular settlement	114,966	212,373	—
Investments purchased – when-issued/delayed-delivery settlement	8,072,207	10,134,685	—
Unfunded senior loans	121,516	96,884	—
Variation margin on futures contracts	28,399	—	—
Accrued expenses:
Management fees	222,280	174,289	282,050
Interest	69,787	44,738	64,140
Trustees fees	105,070	71,985	54,779
Other	308,652	178,485	176,199
Total liabilities	110,721,970	92,000,880	118,228,835
Net assets applicable to common shares	$223,460,839	$173,096,125	$252,129,634
Common shares outstanding	19,668,517	13,850,897	14,484,340
Net asset value (“NAV”) per common share outstanding	$11.36	$12.50	$17.41
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$196,685	$138,509	$144,843
Paid-in surplus	191,015,813	140,103,809	161,451,356
Total distributable earnings	32,248,341	32,853,807	90,533,435
Net assets applicable to common shares	$223,460,839	$173,096,125	$252,129,634
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2021

(Unaudited)

	JDD	JTA	JTD
Investment Income
Dividends	$2,723,541	$3,410,889	$4,782,446
Interest	2,755,158	831,380	1,309,634
Rehypothecation income	—	16,956	37,095
Foreign tax withheld on dividend income	(123,655)	(242,155)	(210,001)
Total investment income	$5,355,044	$4,017,070	$5,919,174
Expenses
Management fees	1,265,169	979,383	1,633,910
Interest expense	395,247	250,669	382,848
Custodian fees	81,680	50,788	38,849
Trustees fees	3,748	2,892	4,311
Professional fees	56,455	26,673	28,148
Shareholder reporting expenses	26,831	27,591	24,833
Shareholder servicing agent fees	1,621	1,060	1,011
Stock exchange listing fees	3,290	3,290	3,290
Investor relations expenses	23,914	16,134	22,496
Other	8,695	6,383	7,369
Total expenses	1,866,650	1,364,863	2,147,065
Net investment income (loss)	3,488,394	2,652,207	3,772,109
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,267,397	7,154,449	5,255,694
Forward foreign currency contracts	(255,340)	—	—
Futures contracts	235,984	—	—
Options written	522	1,170	(1,876,738)
Swaps	(517,097)	(386,963)	(483,053)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	17,910,925	18,035,449	19,910,273
Forward foreign currency contracts	231,475	—	—
Futures contracts	(34,211)	—	—
Options written	—	—	(384,755)
Swaps	1,746,331	1,298,872	1,631,359
Net realized and unrealized gain (loss)	27,585,986	26,102,977	24,052,780
Net increase (decrease) in net assets applicable to common shares from operations	$31,074,380	$28,755,184	$27,824,889

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JDD		JTA
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Operations
Net investment income (loss)	$3,488,394	$6,575,507	$2,652,207	$5,123,989
Net realized gain (loss) from:
Investments and foreign currency	8,267,397	(15,239,492)	7,154,449	(17,861,634)
Forward foreign currency contracts	(255,340)	(270,966)	—	—
Futures contracts	235,984	(87,822)	—	—
Options written	522	(16,530)	1,170	(38,104)
Swaps	(517,097)	(676,756)	(386,963)	(503,351)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	17,910,925	(4,106,903)	18,035,449	2,266,301
Forward foreign currency contracts	231,475	(5)	—	—
Futures contracts	(34,211)	(30,487)	—	—
Options written	—	—	—	—
Swaps	1,746,331	(3,933,156)	1,298,872	(2,925,372)
Net increase (decrease) in net assets applicable to common shares from operations	31,074,380	(17,786,610)	28,755,184	(13,938,171)
Distributions to Common Shareholders
Dividends	(7,710,059)	(6,099,099)	(5,318,744)	(4,968,452)
Return of capital	—	(9,772,009)	—	(6,333,880)
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,710,059)	(15,871,108)	(5,318,744)	(11,302,332)
Capital Share Transactions
Cost of common shares repurchased or retired	—	(531,330)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	—	(531,330)	—	—
Net increase (decrease) in net assets applicable to common shares	23,364,321	(34,189,048)	23,436,440	(25,240,503)
Net assets applicable to common shares at the beginning of period	200,096,518	234,285,566	149,659,685	174,900,188
Net assets applicable to common shares at the end of period	$223,460,839	$200,096,518	$173,096,125	$149,659,685

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JTD
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Operations
Net investment income (loss)	$3,772,109	$7,008,142
Net realized gain (loss) from:
Investments and foreign currency	5,255,694	10,668,202
Forward foreign currency contracts	—	—
Futures contracts	—	—
Options written	(1,876,738)	(8,352,109)
Swaps	(483,053)	(632,201)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	19,910,273	(17,169,773)
Forward foreign currency contracts	—	—
Futures contracts	—	—
Options written	(384,755)	144,445
Swaps	1,631,359	(3,674,212)
Net increase (decrease) in net assets applicable to common shares from operations	27,824,889	(12,007,506)
Distributions to Common Shareholders
Dividends	(8,531,276)	(16,263,120)
Return of capital	—	(1,023,940)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,531,276)	(17,287,060)
Capital Share Transactions
Cost of common shares repurchased or retired	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	—	—
Net increase (decrease) in net assets applicable to common shares	19,293,613	(29,294,566)
Net assets applicable to common shares at the beginning of period	232,836,021	262,130,587
Net assets applicable to common shares at the end of period	$252,129,634	$232,836,021

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2021

(Unaudited)

	JDD	JTA	JTD
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$31,074,380	$28,755,184	$27,824,889
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(94,037,460)	(61,474,165)	(28,979,762)
Proceeds from sales and maturities of investments	88,879,198	45,202,103	27,333,824
Proceeds from (Purchases of) short-term investments, net	(12,977,280)	(6,455,435)	(6,928,033)
Proceeds from (Payments for) closed foreign currency spot contracts	21,162	36,523	—
Premiums received for options written	—	—	8,292,707
Payment-in-kind distributions	(4,001)	(3,647)	—
Proceeds from litigation settlement	—	—	1,307
Cash paid for terminated options written	—	—	(10,479,669)
Amortization (Accretion) of premiums and discounts, net	(174,149)	(36,107)	219,014
(Increase) Decrease in:
Receivable for dividends	(64,392)	(177,546)	(130,535)
Receivable for interest	(63,953)	(65,929)	(66,906)
Receivable for investments sold	(3,441,116)	1,936,561	158,239
Receivable for reclaims	(18,108)	(63,728)	6,034
Other assets	(27,466)	(10,503)	(3,394)
Increase (Decrease) in:
Payable for investments purchased – regular settlement	(1,200,313)	(832,007)	—
Payable for investments purchased – when-issued/delayed delivery settlement	7,975,691	10,000,713	—
Payable for variation margin on futures contracts	28,399	—	—
Payable for Unfunded senior loans	121,516	25,000	—
Accrued management fees	22,526	24,855	17,421
Accrued interest	62,247	4,462	(2,436)
Accrued Trustees fees	20,719	13,931	11,686
Accrued other expenses	83,505	44,637	41,684
Net realized (gain) loss from:
Investments and foreign currency	(8,267,397)	(7,154,449)	(5,255,694)
Options written	(522)	(1,170)	1,876,738
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(17,910,925)	(18,035,449)	(19,910,273)
Forward foreign currency contracts	(231,475)	—	—
Options written	—	—	384,755
Swaps	(1,746,331)	(1,298,872)	(1,631,359)
Net cash provided by (used in) operating activities	(11,875,545)	(9,565,038)	(7,219,763)
Cash Flows from Financing Activities:
Proceeds from borrowings	16,100,000	15,100,000	11,600,000
Increase (Decrease) in cash overdraft	(63,998)	—	—
Cash distributions paid to common shareholders	(3,897,168)	(2,722,907)	(4,369,249)
Net cash provided by (used in) financing activities	12,138,834	12,377,093	7,230,751
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currencies and Cash Collateral at Brokers	263,289	2,812,055	10,988
Cash, cash denominated in foreign currencies, and cash collateral at brokers at the beginning of period	97,238	121,619	—
Cash, cash denominated in foreign currencies, and cash collateral at brokers at the end of period	$360,527	$2,933,674	$10,988
The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:
	JDD	JTA	JTD
Cash	$118,951	$2,749,577	$10,988
Cash denominated in foreign currencies	112,841	184,097	—
Cash collateral at brokers for investments in futures	128,735	—	—
Total cash, cash denominated in foreign currencies and cash collateral at brokers	$360,527	$2,933,674	$10,988

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$287,111	$246,207	$385,284

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
Fund	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price

JDD
Year Ended 12/31:
2021(e)	$10.17	$0.18	$1.40	$1.58	$(0.39)	$—	$—	$(0.39)	$—		$11.36	$10.40
2020	11.87	0.33	(1.23)	(0.90)	(0.31)	—	(0.50)	(0.81)	0.01		10.17	8.77
2019	10.32	0.39	2.03	2.42	(0.39)	(0.25)	(0.23)	(0.87)	—		11.87	10.89
2018	12.70	0.38	(1.77)	(1.39)	(0.40)	(0.22)	(0.37)	(0.99)	—	*	10.32	9.23
2017	12.54	0.47	1.03	1.50	(0.51)	(0.62)	(0.21)	(1.34)	—		12.70	12.30
2016	12.53	0.46	0.62	1.08	(0.49)	(0.59)	—	(1.08)	0.01		12.54	11.17

JTA
Year Ended 12/31:
2021(e)	10.81	0.19	1.88	2.07	(0.38)	—	—	(0.38)	—		12.50	11.68
2020	12.63	0.37	(1.37)	(1.00)	(0.36)	—	(0.46)	(0.82)	—		10.81	9.42
2019	10.77	0.42	2.40	2.82	(0.46)	—	(0.50)	(0.96)	—		12.63	12.07
2018	14.21	0.43	(2.79)	(2.36)	(0.42)	—	(0.66)	(1.08)	—		10.77	10.15
2017	12.72	0.50	1.98	2.48	(0.99)	—	—	(0.99)	—		14.21	13.95
2016	13.10	0.47	0.16	0.63	(0.65)	—	(0.36)	(1.01)	—		12.72	11.32

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JDD
Year Ended 12/31:
2021(e)	$94,000	$3,377
2020	77,900	3,569
2019	97,900	3,393
2018	97,900	3,081
2017	112,900	3,222
2016	112,400	3,203

JTA
Year Ended 12/31:
2021(e)	$75,650	$3,288
2020	60,550	3,472
2019	75,900	3,304
2018	72,500	3,057
2017	83,800	3,348
2016	76,800	3,293

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income(Loss)		Portfolio Turnover Rate(d)

15.71%	23.34%	$223,461	1.77	%**	3.30	%**	33%
(6.37)	(10.89)	200,097	2.03		3.45		82
23.91	27.97	234,286	2.75		3.42		62
(11.47)	(17.87)	203,731	2.76		3.21		45
12.21	22.48	250,811	2.30		3.66		46
8.96	13.28	247,632	2.07		3.65		74

19.41	28.28	173,096	1.67	**	3.24	**	20
(6.39)	(13.70)	149,660	1.92		3.76		55
26.86	29.05	174,900	2.66		3.52		37
(17.49)	(20.58)	149,142	2.67		3.21		28
19.96	32.80	196,759	2.13		3.64		37
5.10	5.85	176,103	1.93		3.69		42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily common shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
JDD
Year Ended 12/31:
2021(e)	0.37	%**
2020	0.62
2019	1.36
2018	1.34
2017	0.90
2016	0.64

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
JTA
Year Ended 12/31:
2021(e)	0.31	%**
2020	0.52
2019	1.28
2018	1.27
2017	0.77
2016	0.53

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Unaudited. For the six months ended June 30, 2021.
*	Rounds to less than $0.01 per common share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

		Investment Operations			Less Distributions to Common Shareholders				Common Share
Fund	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Ending NAV	Ending Share Price

JTD
Year Ended 12/31:
2021(e)	$16.08	$0.26	$1.66	$1.92	$(0.59)	$—	$—	$(0.59)	$—	$17.41	$16.07
2020	18.10	0.48	(1.31)	(0.83)	(0.40)	(0.72)	(0.07)	(1.19)	—	16.08	14.22
2019	14.59	0.42	4.33	4.75	(0.48)	(0.76)	—	(1.24)	—	18.10	17.32
2018	18.07	0.43	(2.57)	(2.14)	(0.43)	(0.81)	(0.10)	(1.34)	—	14.59	13.40
2017	15.50	0.50	3.31	3.81	(0.53)	—	(0.71)	(1.24)	—	18.07	17.58
2016	15.67	0.54	0.53	1.07	(0.54)	—	(0.70)	(1.24)	—	15.50	13.93

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JTD
Year Ended 12/31:
2021(e)	$109,000	$3,313
2020	97,400	3,391
2019	111,100	3,359
2018	104,500	3,022
2017	116,000	3,257
2016	105,000	3,139

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income(Loss)		Portfolio Turnover Rate(d)

12.10%	17.33%	$252,130	1.77	%*	3.11	%*	8%
(3.42)	(9.95)	232,836	1.99		3.19		25
33.28	39.16	262,131	2.71		2.48		20
(12.50)	(17.09)	211,339	2.75		2.47		14
25.24	36.10	261,771	2.25		2.95		16
6.93	9.22	224,544	2.05		3.46		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily common shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
JTD
Year Ended 12/31:
2021(e)	0.32	%*
2020	0.51
2019	1.25
2018	1.25
2017	0.77
2016	0.53

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Unaudited. For the six months ended June 30, 2021.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Diversified Dividend and Income Fund (JDD)

•	Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

•	Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JDD, JTA and JTD were each organized as Massachusetts business trusts on July 18, 2003, October 1, 2003 and February 22, 2007, respectively.

The end of the reporting period for the Funds is June 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2021 (the “current fiscal period”).

Fund Reorganizations

During April 2021, the Funds’ Board of Trustees (the “Board”) approved the reorganization of JDD, JTA and JTD into Nuveen Multi-Asset Income Fund (NMAI), a single, newly created fund with a new investment mandate. NMAI would continue employing a multi-asset strategy, but would more dynamically allocate its portfolio with the objective of seeking total return through high current income and capital appreciation. The reorganization is subject to certain conditions including necessary approvals by shareholders.

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Santa Barbara Asset Management LLC (“Santa Barbara”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NAM and NWQ are each an affiliate of Nuveen. NAM manages the adjustable rate senior loan strategy portion of JDD and JTA consisting of a portfolio focused on senior corporate loans and other debt instruments. NWQ manages the global equity income strategy portion of JDD consisting of a portfolio focused on income producing and dividend paying equity securities. NWQ manages the portion of JTA’s investment portfolio allocated to dividend-paying common and preferred stocks, including American Depositary Receipts (“ADRs”) and the Fund’s options strategy. NWQ manages the portion of JTD’s investment portfolio allocated to preferred securities and other fixed-income securities. Security Capital manages the real estate investment trust (“REIT”) strategy portion of JDD consisting of a portfolio focused on dividend-paying common stock REITs. Santa Barbara manages the portion of JTD’s investment portfolio allocated to dividend-paying equity securities. Wellington manages the emerging market debt strategy portion of JDD consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages JDD’s forward foreign currency strategy. The Adviser is responsible for managing JDD’s, JTA’s and JTD’s investments in swap contracts.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in common shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in each Fund’s portfolio. Distributions received from certain securities in which JDD invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

Notes to Financial Statements (continued)

(Unaudited)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JDD	Value	% of Total Investments
Country:
Germany	$11,718,247	3.6%
United Kingdom	7,467,202	2.3
Japan	6,993,085	2.1
China	5,534,038	1.7
South Korea	4,235,436	1.3
Russia	3,862,634	1.2
Mexico	3,721,197	1.1
Canada	3,535,758	1.1
Brazil	3,437,102	1.1
Israel	3,006,720	0.9
Qatar	2,938,848	0.9
United Arab Emirates	2,827,266	0.9
Netherlands	2,812,833	0.9
Other	57,438,159	17.4
Total non-U.S. securities	$119,528,525	36.5%

JTA	Value	% of Total Investments
Country:
Germany	$22,427,772	8.6%
Japan	14,246,709	5.5
United Kingdom	13,720,229	5.3
South Korea	8,667,860	3.3
China	6,045,393	2.3
Canada	4,403,955	1.7
Netherlands	3,932,413	1.5
Belgium	3,508,598	1.4
France	3,329,697	1.3
Other	15,038,062	5.8
Total non-U.S. securities	$95,320,688	36.7%

JTD	Value	% of Total Investments
Country:
United Kingdom	$28,472,943	7.7%
Japan	20,876,118	5.7
Canada	15,542,821	4.2
France	13,227,114	3.6
Germany	8,485,389	2.3
Hong Kong	7,084,706	1.9
Netherlands	6,758,026	1.8
Australia	5,831,948	1.6
Denmark	5,762,957	1.6
Other	15,355,146	4.2
Total non-U.S. securities	$127,397,168	34.6%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market

Notes to Financial Statements (continued)

(Unaudited)

data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.

Prices of fixed-income securities are generally provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Board and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JDD	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$48,677,751	$36,198,349	**	$11,810	**	$84,887,910
Real Estate Investment Trust Common Stocks	84,484,302	—		—		84,484,302
Variable Rate Senior Loan Interests	—	69,117,953		587,150	**	69,705,103
Emerging Market Debt and Foreign Corporate Bonds	—	65,875,244		—		65,875,244
Convertible Preferred Securities	2,900,400	—		—		2,900,400
Structured Notes	—	550,799		—		550,799
Corporate Bonds	—	27,862		—		27,862
Warrants	—	9,770	**	—		9,770
Common Stock Rights	—	2	**	—		2

Short-Term Investments:
Repurchase Agreements	—	10,743,128		—		10,743,128
Investment Companies	7,916,694	—		—		7,916,694

Investments in Derivatives:
Forward Foreign Currency Contracts***	—	197,978		—		197,978
Futures Contracts***	(50,004)	—		—		(50,004)
Interest Rate Swaps***	—	(3,820,529)		—		(3,820,529)
Total	$143,929,143	$178,900,556		$598,960		$323,428,659

JTA
Long-Term Investments*:
Common Stocks	$99,583,107	$73,084,683	**	$11,810	**	$172,679,600
Variable Rate Senior Loan Interests	—	48,478,287		—		48,478,287
$1,000 Par (or similar) Institutional Preferred	—	9,513,233		—		9,513,233
$25 Par (or similar) Retail Preferred	6,725,953	606,291	**	—		7,332,244
Convertible Preferred Securities	6,943,305	—		—		6,943,305
Structured Notes	—	1,120,269		—		1,120,269
Corporate Bonds	—	27,890		—		27,890
Warrants	—	6,078	**	—		6,078

Short-Term Investments:
Repurchase Agreements	—	3,990,771		—		3,990,771
Investment Companies	9,968,581	—		—		9,968,581

Investments in Derivatives:
Interest Rate Swaps***	—	(2,841,604)		—		(2,841,604)
Total	$123,220,946	$133,985,898		$11,810		$257,218,654

JTD
Long-Term Investments*:
Common Stocks	$270,534,310	$—		$—		$270,534,310
$1,000 Par (or similar) Institutional Preferred	—	47,290,779		—		47,290,779
$25 Par (or similar) Retail Preferred	23,837,925	1,649,443	**	—		25,487,368
Corporate Bonds	—	9,474,814		—		9,474,814
Convertible Preferred Securities	5,968,988	—		—		5,968,988

Short-Term Investments:
Repurchase Agreements	—	9,233,407		—		9,233,407

Investments in Derivatives:
Options Written	(920,640)	—		—		(920,640)
Interest Rate Swaps***	—	(3,569,000)		—		(3,569,000)
Total	$299,420,583	$64,079,443		$—		$363,500,026
*	Refer to the Funds’ Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Funds’ Portfolio of Investments for securities classified as Level 2 and/or Level 3, when applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Funds’ Portfolio of Investments.

Notes to Financial Statements (continued)

(Unaudited)

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:

	JDD	JTA
Outstanding unfunded senior loan commitment	$121,516	$96,884

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, a Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, a Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JDD	Fixed Income Clearing Corporation	$10,743,128	$(10,958,178)
JTA	Fixed Income Clearing Corporation	3,990,771	(4,070,596)
JTD	Fixed Income Clearing Corporation	9,233,407	(9,418,317)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	JDD	JTA	JTD
Purchases	$94,037,460	$61,474,165	$28,979,762
Sales and maturities	88,879,198	45,202,103	27,333,824

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

JDD is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, JDD continued to use forward foreign currency contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

JDD
Average notional amount of forward foreign currency contracts outstanding*	$12,761,257
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JDD
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$243,651	Unrealized depreciation on forward foreign currency contracts	$(45,673)

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$—	$(1,301)	$(1,301)	$—	$(1,301)
Barclays Bank PLC	3,800	(3,361)	439	—	439
BNP Paribas	—	(1,970)	(1,970)	—	(1,970)
Citibank, National Association	202,713	(5,190)	197,523	—	197,523
Goldman Sachs Bank USA	12,504	(3,737)	8,767	—	8,767
JPMorgan Chase Bank N.A.	13,026	(30,114)	(17,088)	—	(17,088)
Morgan Stanley Capital Services LLC	11,608	—	11,608	—	11,608
Total	$243,651	$(45,673)	$197,978	$—	$197,978
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency rate	Forward contracts	$(255,340)	$231,475

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JDD used futures to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

JDD
Average notional amount of futures contracts outstanding*	$6,495,122
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JDD Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(50,004)
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Funds’ Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$235,984	$(34,211)

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, JDD and JTA wrote call options to capture upside and manage downside risk against sharp movement of securities held in the portfolio, while JTA wrote call options on equity indexes while investing in a portfolio that included equities to enhance returns while forgoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

	JDD	JTA	JTD
Average notional amount of outstanding options written*	$—	$—	$(99,018,333)
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. JDD and JTA wrote call options during the current fiscal period. However JDD and JTA did not have any such positions outstanding at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JTD
Equity price	Options written	—	$—	Options written, at value	$(920,640)

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written Contracts
JDD	Equity price	Options written	$522	$—
JTA	Equity price	Options written	1,170	—
JTD	Equity price	Options written	(1,876,738)	(384,755)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Funds’ contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JDD, JTA and JTD continued to use interest rate swap contracts to partially hedge their future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JDD	JTA	JTD
Average notional amount of interest rate swap contracts outstanding*	$56,200,000	$41,800,000	$52,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JDD
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(3,820,529)
JTA
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(2,841,604)
JTD
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(3,569,000)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JDD	JPMorgan Chase Bank, N.A.	$—	$(3,820,529)	$(3,820,529)	$3,954,946	$134,417
JTA	JPMorgan Chase Bank, N.A.	—	(2,841,604)	(2,841,604)	2,870,743	29,139
JTD	JPMorgan Chase Bank, N.A.	—	(3,569,000)	(3,569,000)	3,701,307	132,307
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JDD	Interest rate	Swaps	$(517,097)	$1,746,331
JTA	Interest rate	Swaps	(386,963)	1,298,872
JTD	Interest rate	Swaps	(483,053)	1,631,359

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds has instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

(Unaudited)

5. Fund Shares

Common Shares Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JDD
	Six Months Ended 6/30/21	Year Ended 12/31/20
Common shares:
Repurchased and retired	—	(68,000)

Weighted average common share:
Price per share repurchased and retired	$—	$7.79
Discount per share repurchased and retired	—%	17.22%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis as of June 30, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JDD	JTA	JTD
Tax cost of investments	$281,641,127	$209,214,860	$270,974,479
Gross unrealized:
Appreciation	54,978,318	53,922,414	101,407,677
Depreciation	(13,190,786)	(5,918,620)	(8,882,130)
Net unrealized appreciation (depreciation) of investments	$41,787,532	$48,003,794	$92,525,547

Permanent differences, primarily due to foreign currency transactions, real estate investment trust adjustments, distributions reallocations, investments in partnerships, investments in passive foreign investment companies, treatment of notional principal contracts, complex securities character adjustments, and bond premium amortization adjustments, resulted in reclassifications among the Funds’ components of common share net assets as of December 31, 2020, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2020, the Funds’ last tax year end, were as follows:

	JDD	JTA	JTD
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2020 was designated for purposes of the dividends paid deduction as follows:

	JDD	JTA	JTD
Distributions from net ordinary income[1]	$6,099,099	$4,968,452	$5,831,436
Distributions from net long-term capital gains	—	—	10,431,684
Return of capital	9,772,009	6,333,880	1,023,940

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2020, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JDD	JTA
Not subject to expiration:
Short-term	$10,201,679	$7,524,461
Long-term	3,077,246	11,811,069
Total	$13,278,925	$19,335,530

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

Each Funds’ management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JDD Fund-Level Fee Rate	JTA Fund-Level Fee Rate	JTD Fund-Level Fee Rate
For the first $500 million	0.7000%	0.7000%	0.8000%
For the next $500 million	0.6750	0.6750	0.7750
For the next $500 million	0.6500	0.6500	0.7500
For the next $500 million	0.6250	0.6250	0.7250
For managed assets over $2 billion	0.6000	0.6000	0.7000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute

Notes to Financial Statements (continued)

(Unaudited)

“eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not included certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2021, the complex-level fee for each Fund was 0.1539%.

8. Borrowing Arrangements

Borrowings

JDD, JTA and JTD have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Funds’ maximum commitment amount under these Borrowings is as follows:

	JDD	JTA	JTD
Maximum commitment amount	$105,000,000	$80,000,000	$110,000,000

As of the end of the reporting period, each Funds’ outstanding balance on its Borrowings was as follows:

	JDD	JTA	JTD
Outstanding balance on Borrowings	$94,000,000	$75,650,000	$109,000,000

For JDD, interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.70% or (b) the Federal Funds Rate plus 0.70%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount, otherwise the per annum commitment fee is 0.25%.

For JTA and JTD, interest is charged on the Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. The Funds did not incur any undrawn fees during the period.

During May 2021, JDD renewed the Borrowings with its custodian bank through May 13, 2022. The Fund incurred a 0.05% upfront fee. All other key economic terms remained unchanged.

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on each Funds’ Borrowings were as follows:

	JDD	JTA	JTD
Average daily balance outstanding	$85,702,762	$65,921,271	$100,629,834
Average annual interest rate	0.93%	0.77%	0.77%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments. (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JTA and JTD have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 331/3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JTA and JTD each had Hypothecated Securities as follows:

	JTA	JTD
Hypothecated Securities	$62,048,374	$101,021,843

JTA and JTD earn Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JTA	JTD
Rehypothecation Fees	$16,956	$37,095

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the Funds’ outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a Funds’ total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a Funds’ inter-fund loans to any one fund shall not exceed 5% of the lending Funds’ net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Funds’ investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Risk Considerations (Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTA.

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility, and dividend-paying stocks may not sustain their current dividends. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTD.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information directly from the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JDD	JTA	JTD
Common shares repurchased	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

JDD Custom Blended Fund Performance Benchmark: The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Value Index (Net): A free float-adjusted market capitalization weighted index that captures large and mid cap securities, is designed to measure the equity market performance of developed markets. The MSCI World Value Index reweights each security of the parent index to emphasize stocks with lower valuations and consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎

JTA Custom Blended Fund Performance Benchmark: A blended return comprised of: 1) 72% of the return of the MSCI World Value Index (Net), a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 8% of the return of the ICE BofA Preferred DRD (dividends received deduction) Eligible Securities Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 3) 20% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JTD Custom Blended Fund Performance Benchmark: The JTD Blended Index consists of: 1) 16% of the return of the S&P 500® Index, 2) 34% MSCI EAFE Index (Net), which is designed to measure developed market equity performance, excluding the U.S. and Canada. 3) 25% of the return the Cboe S&P 500 BuyWrite Index (BXM), 4) 12.5% of the return of the ICE BofA Preferred DRD (dividends received deduction) Eligible Securities Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 5) 12.5% of the return of the ICE BofA Fixed Rate Preferred Index, which consists of taxable, fixed rate, U.S. Dollar denominated investment grade, preferred securities listed on a U.S. exchange. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Diversified Dividend and Income Fund (the “Diversified Fund”), each of NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Nuveen Asset Management, LLC (“NAM”) and Wellington Management Company LLP (“Wellington”), pursuant to which they serve as the investment sub-advisers to such Fund; (b) in the case of Nuveen Tax-Advantaged Total Return Strategy Fund (the “Total Return Strategy Fund”), each of NAM and NWQ, pursuant to which they serve as the investment sub-advisers to such Fund; and (c) in the case of Nuveen Tax-Advantaged Dividend Growth Fund (the “Dividend Growth Fund”), each of Santa Barbara Asset Management, LLC (“Santa Barbara”), NWQ and NAM, pursuant to which they serve as the investment sub-advisers to such Fund. NWQ, Security Capital, NAM, Wellington and Santa Barbara are collectively, the “Sub-Advisers” and each, a “Sub-Adviser.” Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.1

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the applicable Fund(s).

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund

[1]

At the April Meeting, the Board approved the reorganization of each Fund into a newly formed closed-end fund, Nuveen Multi-Asset Income Fund, subject to shareholder approval and completion of other closing conditions. To avoid any disruption of services if such reorganizations are not completed, the Board considered and approved the renewal of the Advisory Agreements at the May Meeting.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;

•

Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

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(Unaudited)

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Advisers and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of each applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable Sub-Adviser or investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by such Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by such Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For the Diversified Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2020 and that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods and third quartile for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its blended benchmark for the one-year period. Further, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and third quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods, the Fund outperformed its blended benchmark for the one-year period and ranked in the first quartile of its Performance Peer Group for the one-year period, second quartile for the three-year period and third quartile for the five-year period. In considering performance, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board also noted the changes to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance. Nevertheless, as part of a proposal to enhance the Fund’s strategy toward a more dynamic multi-asset allocation strategy, the Board recognized that at its April Meeting, it approved the reorganization of the Fund into Nuveen Multi-Asset Income Fund, a newly formed closed-end fund, subject to shareholder approval and completion of other closing conditions. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Fund at the May Meeting.

For the Total Return Strategy Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021 and May 14, 2021, the Fund’s short-term performance improved with the Fund ranking in the second quartile of its Performance Peer Group and outperforming its blended benchmark for the one-year periods ended March 31, 2021 and May 14, 2021. In considering performance, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board also noted the changes to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance. Nevertheless, as part of a proposal to enhance the Fund’s strategy toward a more dynamic multi-asset allocation strategy, the Board recognized that at its April Meeting, it approved the reorganization of the Fund into Nuveen Multi-Asset Income Fund, a newly formed closed-end fund, subject to shareholder approval and completion of other closing conditions. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Fund at the May Meeting.

For the Dividend Growth Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one- and three-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the Fund outperformed its blended benchmark for the five-year period ended December 31, 2020 and ranked in the third quartile and second quartile of its

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Performance Peer Group for the three- and five-year periods, respectively, ended December 31, 2020. Further, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the three-year period ended March 31, 2021, the Fund outperformed its blended benchmark for the one- and five-year periods ended March 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund outperformed its blended benchmark for the one-, three- and five-year periods and ranked in the first quartile of its Performance Peer Group for the one- and five-year periods and the second quartile for the three-year period ended May 14, 2021. In considering performance, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board also noted the changes to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance. Nevertheless, as part of a proposal to enhance the Fund’s strategy toward a more dynamic multi-asset allocation strategy, the Board recognized that at its April Meeting, it approved the reorganization of the Fund into Nuveen Multi-Asset Income Fund, a newly formed closed-end fund, subject to shareholder approval and completion of other closing conditions. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Fund at the May Meeting.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Total Return Strategy Fund and the Dividend Growth Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and certain data relating to the fees charged to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Advisers is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Diversified Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; and (b) the Total Return Strategy Fund and the Dividend Growth Fund each had a net management fee that was higher than the respective peer average and a net expense ratio that was slightly higher than the respective peer average. The Independent Board Members noted that the Total Return Strategy Fund’s net expense ratio was slightly higher than the peer average generally due to the small size of such Fund compared to the size of its peers in the Peer Universe. In addition, the Independent Board Members noted that the Dividend Growth Fund’s net expense ratio was slightly higher than the peer average due, in part, to changes in the composition of the peer set.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the affiliated Sub-Advisers, such other clients may include retail and institutional managed accounts advised by a Sub-Adviser (with respect to NAM, NWQ and Santa Barbara); hedge funds managed by a Sub-Adviser (with respect to NAM); investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser (with respect to NAM and NWQ); foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser (with respect to NAM, NWQ and Santa Barbara); and collective investment trusts sub-advised by a Sub-Adviser (with respect to NAM). The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM, NWQ and Santa Barbara, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that a Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to an affiliated sub-adviser, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

With respect to Security Capital, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients and noted that its sub-advisory fees with regard to the Diversified Fund were reasonable in relation to the fees it assessed other clients. With respect to Wellington, the Independent Board Members considered such Sub-Adviser’s financial information for its advisory activities. The Independent Board Members noted that the Sub-Advisory Agreements with Security Capital and Wellington, including the fees thereunder, were the result of arm’s length negotiations.

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3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM, NWQ and Santa Barbara, the Independent Board Members reviewed, among other things, each such Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019. With respect to Security Capital, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, generally including revenues, expenses and operating margins for its advisory services to the applicable Nuveen funds for the calendar years 2020 and 2019. With respect to Wellington, the Board received certain financial data.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including NAM, NWQ, Santa Barbara and Security Capital) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by

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(Unaudited)

broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board also noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

The Board noted that Wellington does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/
closed-end-funds

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	ESA-D-0621D 1739061-INV-B-08/22

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 2, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 2, 2021